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                                                                     Exhibit 4.1


                                                                  EXECUTION COPY
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                         Nebco Evans Holding Company

                     --------------------------------------

                                  $100,387,000

                     12 3/8% SENIOR DISCOUNT NOTES DUE 2007

                     --------------------------------------

                            -------------------------

                                    INDENTURE

                            DATED AS OF JULY 11, 1997

                            -------------------------

                       State Street Bank and Trust Company

                                     Trustee

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                             CROSS-REFERENCE TABLE*

    Trust Indenture
     Act Section                                             Indenture Section

   310 (a)(1) ..................................................          7.10
       (a)(2) ..................................................          7.10
       (a)(3) ..................................................          N.A.
       (a)(4) ..................................................          N.A.
       (a)(5) ..................................................          7.10
       (b) .....................................................    7.03; 7.10
       (c) .....................................................          N.A.
   311 (a) .....................................................          7.11
       (b) .....................................................          7.11
       (c) .....................................................          N.A.
   312 (a) .....................................................          2.05
       (b) .....................................................         10.03
       (c) .....................................................         10.03
   313 (a) .....................................................          7.06
       (b)(1) ..................................................          7.06
       (b)(2) ..................................................    7.06; 7.07
       (c) .....................................................    7.06;10.02
       (d) .....................................................          7.06
   314 (a) .....................................................    4.03;10.05
       (b) .....................................................          N.A.
       (c)(1) ..................................................         10.04
       (c)(2) ..................................................         10.04
       (c)(3) ..................................................          N.A.
       (d) .....................................................          N.A.
       (e) .....................................................         10.05
       (f) .....................................................          N.A.
   315 (a) .....................................................          7.01
       (b) .....................................................    7.05,10.02
       (c) .....................................................          7.01
       (d) .....................................................          7.01
       (e) .....................................................          6.11
   316 (a)(last sentence) ......................................          2.09
       (a)(1)(A) ...............................................          6.05
       (a)(1)(B) ...............................................          6.04
       (a)(2) ..................................................          2.13
       (b) .....................................................          6.07
       (c) .....................................................          N.A.
   317 (a)(1) ..................................................          6.08
       (a)(2) ..................................................          6.09
       (b) .....................................................          2.04
   318 (a) .....................................................         10.01
       (b) .....................................................          N.A.
       (c) .....................................................         10.01
   N.A. means not applicable.
   *This Cross-Reference Table is not part of the Indenture.

                           TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01.  Definitions .................................................   1
Section 1.02.  Other Definitions ...........................................  14
Section 1.03.  Incorporation by Reference of Trust Indenture Act ...........  15
Section 1.04.  Rules of Construction .......................................  15

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.  Form and Dating .............................................  16
Section 2.02.  Execution and Authentication ................................  17
Section 2.03.  Registrar and Paying Agent ..................................  18
Section 2.04.  Paying Agent to Hold Money in Trust .........................  18
Section 2.05.  Holder Lists ................................................  18
Section 2.06.  Transfer and Exchange .......................................  19
Section 2.07.  Replacement Notes ...........................................  26
Section 2.08.  Outstanding Notes ...........................................  26
Section 2.09.  Treasury Notes ..............................................  27
Section 2.10.  Temporary Notes .............................................  27
Section 2.11.  Cancellation ................................................  27
Section 2.12.  Defaulted Interest ..........................................  27
Section 2.13.  Record Date .................................................  28
Section 2.14.  Computation of Interest .....................................  28
Section 2.15.  CUSIP Number ................................................  28

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

Section 3.01.  Notices to Trustee ..........................................  28
Section 3.02.  Selection of Notes to be Redeemed or Purchased ..............  29
Section 3.03.  Notice of Redemption ........................................  29
Section 3.04.  Effect of Notice of Redemption ..............................  30
Section 3.05.  Deposit of Redemption or Purchase Price .....................  30
Section 3.06.  Notes Redeemed in Part ......................................  30
Section 3.07.  Optional Redemption .........................................  30
Section 3.08.  Mandatory Redemption ........................................  31
Section 3.09.  Repurchase Offers ...........................................  31

                                    ARTICLE 4
                                    COVENANTS

Section 4.01.  Payment of Notes ............................................  33
Section 4.02.  Maintenance of Office or Agency .............................  33


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Section 4.03.  Commission Reports ..........................................  34
Section 4.04.  Compliance Certificate ......................................  34
Section 4.05.  Taxes .......................................................  35
Section 4.06.  Stay, Extension and Usury Laws ..............................  35
Section 4.07.  Restricted Payments .........................................  35
Section 4.08.  Dividends and Other Payment Restrictions Affecting
               Restricted Subsidiaries .....................................  37
Section 4.09.  Incurrence of Indebtedness and Issuance of Preferred Stock ..  38
Section 4.10.  Assets Sales ................................................  41
Section 4.11.  Transactions With Affiliates ................................  41
Section 4.12.  Liens .......................................................  42
Section 4.13.  Sale and Leaseback Transactions .............................  42
Section 4.14.  Offer to Purchase Upon Change of Control ....................  43
Section 4.15.  Corporate Existence .........................................  43
Section 4.16.  Limitation on Issuances of Capital Stock of Wholly
               Owned Restricted Subsidiaries ...............................  44
Section 4.17.  Business Activities .........................................  44
Section 4.18.  Payment for Consents ........................................  44

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01.  Merger, Consolidation of Sale of Assets .....................  44
Section 5.02.  Successor Corporation Substituted ...........................  45

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.  Events of Default ...........................................  45
Section 6.02.  Acceleration ................................................  47
Section 6.03.  Other Remedies ..............................................  47
Section 6.04.  Waiver of Past Defaults .....................................  48
Section 6.05.  Control by Majority .........................................  48
Section 6.06.  Limitation on Suits .........................................  48
Section 6.07.  Rights of Holders of Notes to Receive Payment ...............  49
Section 6.08.  Collection Suit by Trustee ..................................  49
Section 6.09.  Trustee May File Proofs of Claim ............................  49
Section 6.10.  Priorities ..................................................  49
Section 6.11.  Undertaking for Costs .......................................  50

                                    ARTICLE 7
                                     TRUSTEE

Section 7.01.  Duties of Trustee ...........................................  50
Section 7.02.  Rights of Trustee ...........................................  51
Section 7.03.  Individual Rights of Trustee ................................  52
Section 7.04.  Trustee's Disclaimer ........................................  52
Section 7.05.  Notice of Defaults ..........................................  52
Section 7.06.  Reports by Trustee to Holders of the Notes ..................  52


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Section 7.07.  Compensation and Indemnity ..................................  53
Section 7.08.  Replacement of Trustee ......................................  53
Section 7.09.  Successor Trustee by Merger, etc ............................  54
Section 7.10.  Eligibility; Disqualification ...............................  54
Section 7.11.  Preferential Collection of Claims Against NEHC ..............  55

                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.  Option to Effect Legal Defeasance or Covenant
               Defeasance ..................................................  55
Section 8.02.  Legal Defeasance and Discharge ..............................  55
Section 8.03.  Covenant Defeasance .........................................  55
Section 8.04.  Conditions to Legal or Covenant Defeasance ..................  56
Section 8.05.  Deposited Money and Government Securities to be
               Held in Trust; Other Miscellaneous Provisions. ..............  57
Section 8.06.  Repayment to NEHC ...........................................  57
Section 8.07.  Reinstatement ...............................................  58

                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.  Without Consent of Holders of the Notes .....................  58
Section 9.02.  With Consent of Holders of Notes ............................  59
Section 9.03.  Compliance with Trust Indenture Act .........................  60
Section 9.04.  Revocation and Effect of Consents ...........................  60
Section 9.05.  Notation on or Exchange of Notes ............................  60
Section 9.06.  Trustee to Sign Amendments, etc .............................  60

                                   ARTICLE 10
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 10.01. Trust Indenture Act Controls ................................  61
Section 10.02. Notices .....................................................  61
Section 10.03. Communication by Holders of Notes with Other
               Holders of Notes ............................................  62
Section 10.04. Certificate and Opinion as to Conditions Precedent ..........  62
Section 10.05. Statements Required in Certificate or Opinion ...............  62
Section 10.06. Rules by Trustee and Agents .................................  63
Section 10.07. No Personal Liability of Directors, Officers,
               Employees and Stockholders ..................................  63
Section 10.08. Governing Law ...............................................  63
Section 10.09. No Adverse Interpretation of Other Agreements ...............  63
Section 10.10. Successors ..................................................  63
Section 10.11. Severability ................................................  63
Section 10.12. Counterpart Originals .......................................  63
Section 10.13. Table of Contents, Headings, etc ............................  64

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION


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

                                  BY REFERENCE

Section 1.01.  Definitions .................................................   1
Section 1.02.  Other Definitions ...........................................  14
Section 1.03.  Incorporation by Reference of Trust Indenture Act ...........  15
Section 1.04.  Rules of Construction .......................................  15

                                    ARTICLE 2
                                    THE NOTES

Section 2.01.  Form and Dating .............................................  16
Section 2.02.  Execution and Authentication ................................  17
Section 2.03.  Registrar and Paying Agent ..................................  18
Section 2.04.  Paying Agent to Hold Money in Trust .........................  18
Section 2.05.  Holder Lists ................................................  18
Section 2.06.  Transfer and Exchange .......................................  19
Section 2.07.  Replacement Notes ...........................................  26
Section 2.08.  Outstanding Notes ...........................................  27
Section 2.09.  Treasury Notes ..............................................  27
Section 2.10.  Temporary Notes .............................................  27
Section 2.11.  Cancellation ................................................  27
Section 2.12.  Defaulted Interest ..........................................  28
Section 2.13.  Record Date .................................................  28
Section 2.14.  Computation of Interest .....................................  28
Section 2.15.  CUSIP Number ................................................  28

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

Section 3.01.  Notices to Trustee ..........................................  28
Section 3.02.  Selection of Notes to be Redeemed or Purchased ..............  29
Section 3.03.  Notice of Redemption ........................................  29
Section 3.04.  Effect of Notice of Redemption ..............................  30
Section 3.05.  Deposit of Redemption or Purchase Price .....................  30
Section 3.06.  Notes Redeemed in Part ......................................  30
Section 3.07.  Optional Redemption .........................................  31
Section 3.08.  Mandatory Redemption ........................................  31
Section 3.09.  Repurchase Offers ...........................................  31

                                    ARTICLE 4
                                    COVENANTS

Section 4.01.  Payment of Notes ............................................  33
Section 4.02.  Maintenance of Office or Agency .............................  33
Section 4.03.  Commission Reports ..........................................  34
Section 4.04.  Compliance Certificate ......................................  34
Section 4.05.  Taxes .......................................................  35
Section 4.06.  Stay, Extension and Usury Laws ..............................  35
Section 4.07.  Restricted Payments .........................................  35


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Section 4.08.  Dividends and Other Payment Restrictions Affecting
               Restricted Subsidiaries .....................................  38
Section 4.09.  Incurrence of Indebtedness and Issuance of Preferred
               Stock .......................................................  38
Section 4.10.  Assets Sales ................................................  41
Section 4.11.  Transactions With Affiliates ................................  41
Section 4.12.  Liens .......................................................  42
Section 4.13.  Sale and Leaseback Transactions .............................  42
Section 4.14.  Offer to Purchase Upon Change of Control ....................  43
Section 4.15.  Corporate Existence .........................................  43
Section 4.16.  Limitation on Issuances of Capital Stock of Wholly
               Owned Restricted Subsidiaries ...............................  44
Section 4.17.  Business Activities .........................................  44
Section 4.18.  Payment for Consents ........................................  44

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01.  Merger, Consolidation of Sale of Assets .....................  44
Section 5.02.  Successor Corporation Substituted ...........................  45

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.  Events of Default ...........................................  45
Section 6.02.  Acceleration ................................................  47
Section 6.03.  Other Remedies ..............................................  47
Section 6.04.  Waiver of Past Defaults .....................................  48
Section 6.05.  Control by Majority .........................................  48
Section 6.06.  Limitation on Suits .........................................  48
Section 6.07.  Rights of Holders of Notes to Receive Payment ...............  49
Section 6.08.  Collection Suit by Trustee ..................................  49
Section 6.09.  Trustee May File Proofs of Claim ............................  49
Section 6.10.  Priorities ..................................................  49
Section 6.11.  Undertaking for Costs .......................................  50

                                    ARTICLE 7
                                     TRUSTEE

Section 7.01.  Duties of Trustee ...........................................  50
Section 7.02.  Rights of Trustee ...........................................  51
Section 7.03.  Individual Rights of Trustee ................................  52
Section 7.04.  Trustee's Disclaimer ........................................  52
Section 7.05.  Notice of Defaults ..........................................  52
Section 7.06.  Reports by Trustee to Holders of the Notes ..................  52
Section 7.07.  Compensation and Indemnity ..................................  53
Section 7.08.  Replacement of Trustee ......................................  53
Section 7.09.  Successor Trustee by Merger, etc ............................  54
Section 7.10.  Eligibility; Disqualification ...............................  54
Section 7.11.  Preferential Collection of Claims Against NEHC ..............  55

                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01.  Option to Effect Legal Defeasance or Covenant
               Defeasance ..................................................  55
Section 8.02.  Legal Defeasance and Discharge ..............................  55
Section 8.03.  Covenant Defeasance .........................................  55
Section 8.04.  Conditions to Legal or Covenant Defeasance ..................  56
Section 8.05.  Deposited Money and Government Securities to be
               Held in Trust; Other Miscellaneous Provisions. ..............  57
Section 8.06.  Repayment to NEHC ...........................................  57
Section 8.07.  Reinstatement ...............................................  58

                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01.  Without Consent of Holders of the Notes .....................  58
Section 9.02.  With Consent of Holders of Notes ............................  59
Section 9.03.  Compliance with Trust Indenture Act .........................  60
Section 9.04.  Revocation and Effect of Consents ...........................  60
Section 9.05.  Notation on or Exchange of Notes ............................  60
Section 9.06.  Trustee to Sign Amendments, etc .............................  60

                                   ARTICLE 10
                                  MISCELLANEOUS

Section 10.01. Trust Indenture Act Controls ................................  61
Section 10.02. Notices .....................................................  61
Section 10.03. Communication by Holders of Notes with Other
               Holders of Notes ............................................  62
Section 10.04. Certificate and Opinion as to Conditions Precedent ..........  62
Section 10.05. Statements Required in Certificate or Opinion ...............  62
Section 10.06. Rules by Trustee and Agents .................................  63
Section 10.07. No Personal Liability of Directors, Officers,
               Employees and Stockholders ..................................  63
Section 10.08. Governing Law ...............................................  63
Section 10.09. No Adverse Interpretation of Other Agreements ...............  63
Section 10.10. Successors ..................................................  63
Section 10.11. Severability ................................................  63
Section 10.12. Counterpart Originals .......................................  63
Section 10.13. Table of Contents, Headings, etc ............................  64


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                               EXHIBITS

   Exhibit A   FORM OF NOTE
   Exhibit B   FORM OF CERTIFICATE OF TRANSFEROR
   Exhibit C   FORM OF CERTIFICATE FROM ACQUIRING
               INSTITUTIONAL ACCREDITED INVESTOR


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

      Indenture, dated as of July 11, 1997, between Nebco Evans Holding Company, a Delaware corporation ("NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee").

      NEHC and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of NEHC's 12 3/8% Senior Discount Notes due 2007 (the "Senior Discount Notes") and the new 12 3/8% Senior Discount Notes due 2007 (the "New Senior Discount Notes" and, together with the Senior Discount Notes, the "Notes"):

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01. DEFINITIONS.

      "Accreted Value" means, for each $1,000 face amount of Notes, as of any date of determination prior to July 15, 2002, the sum of (i) $547.88 and (ii) that portion of the excess of the principal amount of each Note over such initial offering price which shall have been accreted thereon through such date, such amount to be so accreted on a daily basis and compounded semi-annually on each July 15 and January 15 at the rate of 12 3/8% per annum from the date of issuance of the Notes through the date of determination.

      "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

      "Agent" means any Registrar, Paying Agent or co-registrar.

      "Applicable Procedures" means, with respect to any transfer or exchange of beneficial interests in a Global Note, the rules and procedures of the Depositary that apply to such transfer and exchange.

      "Asset Sale" means (i) the sale, lease, conveyance or other disposition of any assets or rights (including, without limitation, by way of a sale and leaseback) other than sales of inventory in the ordinary course of business consistent with past practices and other than a Receivables Transaction (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of NEHC and its Restricted Subsidiaries taken as a whole will be governed by Section 4.14 and/or Article 5 hereof and not by the provisions of Section 4.10 hereof), and (ii) the issue or sale by NEHC or any of its Restricted Subsidiaries of Equity Interests of any of NEHC's Restricted Subsidiaries, in the case of either clause (i) or (ii), whether in a single transaction or a series of related transactions (a) that have a fair market value in excess of $3.0 million or (b) for net proceeds in excess of $3.0 million.

Notwithstanding the foregoing: (i) a transfer of assets by NEHC to a Wholly Owned Restricted Subsidiary or by a Wholly Owned Restricted Subsidiary to NEHC or to another Wholly Owned Restricted Subsidiary, (ii) an issuance of Equity Interests by a Wholly Owned Restricted Subsidiary to NEHC or to another Wholly Owned Restricted Subsidiary, and (iii) a Restricted Payment that is permitted by
Section 4.07 hereof will not be deemed to be Asset Sales.

      "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

      "Board of Directors" means the board of directors of NEHC or any authorized committee of such board of directors.

      "Business Day" means any day other than a Legal Holiday.

      "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

      "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any lender party to the New Credit Facility or with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within six months after the date of acquisition and (vi) securities quoted by the Nasdaq National Market or listed on a United States, Canadian or Western European national securities exchange.

      "Cedel" means Cedel Bank, societe anonyme.

      "Change of Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of NEHC and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Principals or their Related Parties (as defined below), (ii) the adoption of a plan relating to the liquidation or dissolution of NEHC, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of NEHC (measured by voting power rather than number of shares), (iv) the first day on which a majority of the members of the Board of Directors of NEHC are not Continuing Directors or (v) NEHC consolidates with, or merges with or into, any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, NEHC, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of NEHC is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of NEHC outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance).

      "Commission" means the Securities and Exchange Commission.

      "Company" means AmeriServe Food Distribution, Inc., a Nebraska corporation.

      "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing such Consolidated Net Income), plus (ii) provision for taxes based on income or profits of such Person and its Subsidiaries for such period, to the extent that such provision for taxes was included in computing such Consolidated Net Income, plus (iii) consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income, plus (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of such Person and its Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, plus (v) projected quantifiable improvements in operating results (on an annualized basis) due to cost reductions calculated in accordance with Article 11 of Regulation S-X under the Securities Act and evidenced by (A) in the case of cost reductions of less than $10.0 million, an Officers' Certificate delivered to the Trustee and (B) in the case of cost reductions of $10.0 million or more, a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee, minus (vi) non-cash items increasing such Consolidated Net Income for such period. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash charges of, a Subsidiary of the referent Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to NEHC by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Subsidiary or its stockholders.

      "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders,
(iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded and (v) the Net Income of any Unrestricted Subsidiary shall be excluded, whether or not distributed to NEHC or one of its Restricted Subsidiaries for purposes of Section 4.09 hereof and shall be included for purposes of Section 4.07 hereof only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Restricted Subsidiary thereof.

      "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of the Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (y) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

      "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of NEHC who (i) was a member of such Board of Directors on the date of the Indenture, (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election or (iii) any successor Continuing Directors appointed by such Continuing Directors (or their successors).

      "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 hereof or such other address as to which the Trustee may give notice to the Company.

      "Credit Agent" means the Bank of America, in its capacity as Administrative Agent for the lenders party to the New Credit Facility or any successor thereto or any person otherwise appointed.

      "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

      "Definitive Notes" means Notes that are in the form of EXHIBIT A-1 attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

      "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to Section 2.06 of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

      "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature; provided, however, that any Capital Stock that would not qualify as Disqualified Stock but for change of control provisions shall not constitute Disqualified Stock if the provisions are not more favorable to the holders of such Capital Stock than the provisions described under Section 4.14 hereof.

      "DLJ" means Donaldson, Lufkin & Jenrette Securities Corporation.

      "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

      "Euroclear" means Morgan Guaranty Trust Company of New York, the Brussels office, as operator of the Euroclear system.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exchange Offer" means the offer by the Company to Holders to exchange Senior Discount Notes for New Senior Discount Notes.

      "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

      "Existing Indebtedness" means Indebtedness of NEHC and its Subsidiaries (other than Indebtedness under the New Credit Facility) in existence on the date of the Indenture, until such amounts are repaid.

      "Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations) and (ii) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period, and (iii) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such

Guarantee or Lien is called upon) and (iv) the product of (a) all dividend payments, whether or not in cash, on any series of preferred stock of such Person or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Equity Interests of NEHC, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

      "Fixed Charge Coverage Ratio" means with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person and its Restricted Subsidiaries for such period to the Fixed Charges of such Person and its Restricted Subsidiaries for such period. In the event that NEHC or any of its Restricted Subsidiaries incurs, assumes, Guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, Guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above, (i) acquisitions that have been made by NEHC or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or prior to the Calculation Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (iii) of the proviso set forth in the definition of Consolidated Net Income, and (ii) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, and (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the referent Person or any of its Restricted Subsidiaries following the Calculation Date.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the Indenture.

      "Global Notes" means the Rule 144A Global Notes, the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes and any Notes exchanged for any of the foregoing in the Exchange Offer.

      "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

      "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

      "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency rates.

      "Holberg" means Holberg Industries, Inc., a Delaware corporation, the indirect parent of NEHC.

      "Holder" means a Person in whose name a Note is registered.

      "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

      "Indenture" means this Indenture, as amended or supplemented from time to time.

      "Indirect Participant" means a Person who holds an interest through a Participant.

      "Initial Purchaser" means Donaldson, Lufkin & Jenrette Securities Corporation.

      "Insolvency or Liquidation Proceedings" means (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to NEHC or to the creditors of NEHC, as such, or to the assets of NEHC, or (ii) any liquidation, dissolution, reorganization or winding up of NEHC, whether voluntary or involuntary and involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of NEHC.

      "Institutional Accredited Investor" means an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

      "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If NEHC or any Restricted Subsidiary of NEHC sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of NEHC such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of NEHC, NEHC shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity

Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described under
Section 4.07 hereof.

      "Junior Exchangeable Preferred Stock" means the 15 % Junior Exchangeable Preferred Stock due 2009 of NEHC.

      "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the principal Corporate Trust Office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

      "Liquidated Damages" means all liquidated damages then owing pursuant to
Section 5 of the Registration Rights Agreement.

      "NEHC" means Nebco Evans Holding Company, a Delaware corporation, the parent of the Company.

      "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions) or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries and (ii) any extraordinary or nonrecurring gain (but not loss), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss).

      "Net Proceeds" means the aggregate cash proceeds received by NEHC or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

      "New Credit Facility" means that certain Credit Facility, dated as of the date of the Indenture, by and among the Company and Bank of America, providing for up to $150.0 million of revolving credit borrowings and $205.0 million of term credit borrowings, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

      "New Senior Discount Notes " means NEHC's 12 3/8% Senior Discount Notes due 2007, which will be issued in exchange for NEHC's Senior Discount Notes.

      "Non-Recourse Debt" means Indebtedness (i) as to which neither NEHC nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Notes being offered hereby) of NEHC or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of NEHC or any of its Restricted Subsidiaries.

      "Note Custodian" means the Trustee when serving as custodian for the Depositary with respect to the Notes in global form, or any successor entity thereto.

      "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

      "Offering" means the offer and sale of the Senior Discount Notes as contemplated by the Offering Memorandum.

      "Offering Memorandum" means the Offering Memorandum, dated July 9, 1997, relating to NEHC's offering and placement of the Senior Discount Notes.

      "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

      "Officers' Certificate" means a certificate signed on behalf of NEHC by two Officers of NEHC, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of NEHC, that meets the requirements of Section 10.05 hereof.

      "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section 10.05 hereof. The counsel may be an employee of or counsel to NEHC, any Subsidiary of NEHC or the Trustee.

      "Participant" means, with respect to DTC, Euroclear or Cedel, a Person who has an account with DTC, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

      "Permitted Business" means any of the businesses and any other businesses related to the businesses engaged in by NEHC and its respective Restricted Subsidiaries on the date of the Indenture.

      "Permitted Investments" means (a) any Investment in NEHC or in a Wholly Owned Restricted Subsidiary of NEHC that is engaged in a Permitted Business; (b) any Investment in Cash Equivalents; (c) any Investment by NEHC or any Restricted Subsidiary of NEHC in a Person, if as a result of such Investment (i) such Person becomes a Wholly Owned Restricted Subsidiary of NEHC that is engaged in a Permitted Business or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, NEHC or a Wholly Owned Restricted

Subsidiary of NEHC that is engaged in a Permitted Business; (d) any Restricted Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.10 hereof;
(e) any acquisition of assets solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of NEHC; (f) loans and advances made after the date of the Indenture to Holberg not to exceed $12.0 million at any time outstanding; and (g) other Investments made after the date of the Indenture in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (g) that are at the time outstanding, not to exceed $12.0 million.

      "Permitted Liens" means (i) Liens securing Indebtedness under the New Credit Facility that was permitted by the terms of the Indenture to be incurred;
(ii) Liens in favor of NEHC; (iii) Liens on property of a Person existing at the time such Person is merged into or consolidated with NEHC or any Restricted Subsidiary of NEHC; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with NEHC; (iv) Liens on property existing at the time of acquisition thereof by NEHC or any Restricted Subsidiary of NEHC, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens existing on the date of the Indenture; (vii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;
(viii) Liens incurred in the ordinary course of business of NEHC or any Restricted Subsidiary of NEHC with respect to obligations that do not exceed $7.0 million at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by NEHC or such Restricted Subsidiary and (ix) Liens on assets of Unrestricted Subsidiaries that (A) secure Non-Recourse Debt of Unrestricted Subsidiaries or (B) are incurred in connection with a Receivables Transaction.

      "Permitted Refinancing Indebtedness" means any Indebtedness of NEHC or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of NEHC or any of its Restricted Subsidiaries; provided that: (i) except for Indebtedness used to extend, refinance, renew, replace, defease or refund the New Credit Facility, the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred either by NEHC or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

      "Principals" means Holberg, John V. Holten, Orkla ASA, Nebco Evans Distributors, Inc., DLJ Merchant Banking, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V., DLJ Merchant Banking Funding, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Offshore Partners II, C.V., DLJ Diversified Partners, DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJMB Funding II, Inc., DLJ First ESC LLC, DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners.

      "Private Placement Legend" means the legend initially set forth on the Senior Discount Notes in the form set forth in Section 2.06(g) hereof.

      "Public Equity Offering" means a public offering of Equity Interests (other than Disqualified Stock) of (i) NEHC; or (ii) Holberg.

      "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

      "Receivables" means, with respect to any Person or entity, all of the following property and interests in property of such Person or entity, whether now existing or existing in the future or hereafter acquired or arising: (i) accounts, (ii) accounts receivable incurred in the ordinary course of business, including without limitation, all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services no matter how evidenced, whether or not earned by performance. (iii) all rights to any goods or merchandise represented by any of the foregoing after creation of the foregoing, including, without limitation, returned or repossessed goods, (iv) all reserves and credit balances with respect to any such accounts receivable or account debtors, (v) all letters of credit, security, or guarantees for any of the foregoing, (vi) all insurance policies or reports relating to any of the foregoing, (vii) all collection or deposit accounts relating to any of the foregoing, (viii) all proceeds of the foregoing and (ix) all books and records relating to any of the foregoing.

      "Receivables Subsidiary" means an Unrestricted Subsidiary exclusively engaged in Receivables Transactions and activities related thereto; provided, however, that (i) at no time shall NEHC and its Subsidiaries have more than one Receivables Subsidiary and (ii) all Indebtedness or other borrowings of such Unrestricted Subsidiary shall be Non-Recourse Debt.

      "Receivables Transaction" means (i) the sale or other disposition to a third party of Receivables or an interest therein, or (ii) the sale or other disposition of Receivables or an interest therein to a Receivables Subsidiary followed by a financing transaction in connection with such sale or disposition of such Receivables (whether such financing transaction is effected by such Receivables Subsidiary or by a third party to whom such Receivables Subsidiary sells such Receivables or interests therein); provided that in each of the foregoing, NEHC or its Subsidiaries receive at least 80% of the aggregate principal amount of any Receivables financed in such transaction.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, between NEHC and the Initial Purchaser.

      "Regulation S" means Regulation S promulgated under the Securities Act.

      "Regulation S Global Notes" means the Regulation S Temporary Global Notes or the Regulation S Permanent Global Notes as applicable.

      "Regulation S Permanent Global Notes" means the permanent global notes that do not contain the paragraphs referred to in footnote 1 to the form of Note attached hereto as Exhibit A-2 and that are deposited with and registered in the name of the Depositary or its nominee, representing a series of Notes sold in reliance on Regulation S.

      "Regulation S Temporary Global Notes" means the temporary global notes that contain the paragraphs referred to in footnote 1 to the form of Note attached hereto as Exhibit A-2 and that are deposited with and registered in the name of the Depositary or its nominee, representing a series of Notes sold in reliance on Regulation S.

      "Related Party" with respect to any Principal means (A) any controlling stockholder or partner, 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal or (B) any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners, members, owners or Persons beneficially holding an 80% or more controlling interest of which consist of such Principal and/or such other Persons referred to in the immediately preceding clause (A).

      "Responsible Officer" when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Restricted Beneficial Interest" means any beneficial interest of a Participant or Indirect Participant in the Rule 144A Global Note or the Regulation S Global Note.

      "Restricted Broker Dealer" has the meaning set forth in the Registration Rights Agreement.

      "Restricted Global Notes" means the Rule 144A Global Notes and the Regulation S Global Notes, all of which shall bear the Private Placement Legend.

      "Restricted Investment" means an Investment other than a Permitted Investment.

      "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

      "Rule 144A" means Rule 144A promulgated under the Securities Act.

      "Rule 144A Global Notes" means the permanent global notes that contain the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 to the form of the Note attached hereto as EXHIBIT A-1, and that is deposited with and registered in the name of the Depositary or its nominee, representing a series of Notes sold in reliance on Rule 144A.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Senior  Discount  Notes" means NEHC's 12 3/8% Senior Discount Notes due
2007.

      Senior Exchangeable Preferred Stock" means the 13 1/2% Senior Exchangeable Preferred Stock due 2009 of NEHC.

      "Senior Subordinated Note Guarantees" means the note guarantees executed by the Company's subsidiary guarantors to each Holder of a Senior Subordinated Note.

      "Senior Subordinated Notes" means the Company's 10 1/8% Senior Subordinated Notes due 2007.

      "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

      "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

      "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

      "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

      "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss.77aaa-77bbbb), as amended, as in effect on the date hereof.

      "Transfer Restricted Securities" means Notes or beneficial interests therein that bear or are required to bear the Private Placement Legend.

      "Trustee" means State Street Bank and Trust Company until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter means the successor.

      "Unrestricted Global Notes" means one or more Global Notes that do not and are not required to bear the Private Placement Legend.

      "Unrestricted Subsidiary" means (i) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution; but only to the extent that such Subsidiary: (a) has no Indebtedness other than Non-Recourse Debt; (b) is not party to any agreement, contract, arrangement or understanding with NEHC or any Restricted Subsidiary of NEHC unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to NEHC or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of NEHC; (c) is a Person with respect to which neither NEHC nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such

Person's financial condition or to cause such Person to achieve any specified levels of operating results; (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of NEHC or any of its Restricted Subsidiaries; and (e) has at least one director on its board of directors that is not a director or executive officer of NEHC or any of its Restricted Subsidiaries and has at least one executive officer that is not a director or executive officer of NEHC or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section
4.07 hereof. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of NEHC as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.09 hereof, NEHC shall be in default of such covenant). The Board of Directors of NEHC may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of NEHC of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 4.09 hereof, and (ii) no Default or Event of Default would be in existence following such designation.

      "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

      "Weighted Average Life to Maturity"' means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

      "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 1.02. OTHER DEFINITIONS.
                                                                    Defined in
      Term                                                             Section

      "Affiliate Transaction" ..........................................  4.11
      "Asset Sale Offer" ...............................................  4.10
      "Change of Control Offer" ........................................  4.14
      "Change of Control Payment" ......................................  4.14
      "Change of Control Payment Date" .................................  4.14
      "Covenant Defeasance" ............................................  8.03
      "Custodian" ......................................................  6.01
      "DTC" ............................................................  2.03
      "Event of Default" ...............................................  6.01
      "Excess Proceeds" ................................................  4.10
      "incur" ..........................................................  4.09
      "Legal Defeasance" ...............................................  8.02

      "Offer Amount" ...................................................  3.09
      "Offer Period" ...................................................  3.09
      "Paying Agent" ...................................................  2.03
      "Payment Default" ................................................  6.01
      "Permitted Debt" .................................................  4.09
      "Purchase Date" ..................................................  3.09
      "Registrar" ......................................................  2.03
      "Repurchase Offer" ...............................................  3.09
      "Restricted Payments" ............................................  4.07

SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture.

      The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Notes;

            "indenture security holder" means a Holder of a Note;

            "indenture to be qualified" means this Indenture;

            "indenture trustee" or "institutional trustee" means the Trustee;

            "obligor" on the Notes means NEHC and any successor obligor upon the Notes.

      All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by the Commission rule under the TIA have the meanings so assigned to them therein.

SECTION 1.04. RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

      (1)   a term has the meaning assigned to it herein;

      (2) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

      (3)   "or" is not exclusive;

      (4) words in the singular include the plural, and in the plural include the singular;

      (5)   provisions apply to successive events and transactions; and

      (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time.

                                    ARTICLE 2
                                    THE NOTES

SECTION 2.01. FORM AND DATING.

      The Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A-1 or EXHIBIT A-2 attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes initially shall be issued in denominations of $1,000 and integral multiples thereof.

      The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and NEHC and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      (a) Global Notes. Notes offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with a custodian of the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by NEHC and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

      Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall he deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by NEHC and authenticated by the Trustee as hereinafter provided. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Notes (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Rule 144A Global Note, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from NEHC certifying as to the same matters covered in clause (i) above. Following the termination of the 40-day restricted period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Notes. The aggregate principal amount of the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

      Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interests. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

      The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel shall be applicable to interests in the Regulation S Temporary Global Notes and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or Cedel. The Trustee shall have no obligation to notify Holders of any such procedures or to monitor or enforce compliance with the same.

      Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

      (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to Rule 144A Global Notes and Regulation S Permanent Global Notes deposited with or on behalf of the Depositary.

      NEHC shall execute and the Trustee shall, in accordance with this Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

      Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Note Custodian as custodian for the Depositary or under such Global Note, and the Depositary may be treated by NEHC, the Trustee and any agent of NEHC or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent NEHC, the Trustee or any agent of NEHC or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

      (c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of EXHIBIT A-1 attached hereto (but without including the text referred to in footnotes 1 and 3 thereto).

SECTION 2.02. EXECUTION AND AUTHENTICATION.

      An Officer shall sign the Notes for NEHC by manual or facsimile signature.

      If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

      A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in EXHIBIT A-1 or EXHIBIT A-2 hereto.

      The Trustee shall, upon a written order of NEHC signed by an Officer directing the Trustee to authenticate the Notes and certifying that all conditions precedent to the issuance of the Notes contained herein have been complied with, authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The Trustee shall, upon written order of NEHC signed by an Officer, authenticate New Senior Discount Notes for original issuance in exchange for a like principal amount of Senior Discount Notes exchanged in the Exchange Offer or otherwise exchanged for New Senior Discount Notes pursuant to the terms of the Registration Rights Agreement. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section
2.07 hereof.

      The Trustee may appoint an authenticating agent acceptable to NEHC to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with NEHC or an Affiliate of NEHC.

SECTION 2.03. REGISTRAR AND PAYING AGENT.

      NEHC shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. NEHC may appoint one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. NEHC may change any Paying Agent or Registrar without notice to any Holder. NEHC shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If NEHC fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. NEHC or any of its Subsidiaries may act as Paying Agent or Registrar.

      NEHC initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

      NEHC initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes. NEHC initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Definitive Notes.

SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.

      NEHC shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and shall notify the Trustee of any default by NEHC in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. NEHC at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than NEHC or a Subsidiary) shall have no further liability for the money. If NEHC or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon the occurrence of events specified in
Section 6.01(viii) and (ix) hereof, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05. HOLDER LISTS.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, NEHC shall furnish to the Trustee at least seven (7) Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and NEHC shall otherwise comply with TIA ss.312(a).

SECTION 2.06. TRANSFER AND EXCHANGE.

      (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

            (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its beneficial interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this
                  Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from a Participant directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase, and (3) a certificate in the form of EXHIBIT B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, to credit or cause to be credited to the account of the Person specified in such instructions, a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

            (ii) Regulation S Global Note to Rule 144A Global Note. If, at any time, after the expiration of the 40-day restricted period, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its beneficial interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A

                  Global Note as provided in this Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the Participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of EXHIBIT B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act,
                  (C) if the transfer is to an Institutional Accredited Investor that such transfer is in compliance with the Securities Act and a certificate in the form of EXHIBIT C attached hereto and, if such transfer is in respect of an aggregate principal amount of less than $100,000, an Opinion of Counsel acceptable to NEHC that such transfer is in compliance with the Securities Act or (D) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to NEHC and to the Registrar and in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged or transferred, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being exchanged or transferred.

      (b) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request to register the transfer of the Definitive Notes or to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested only if the Definitive Notes are presented or surrendered for registration of transfer or exchange, are endorsed and contain a signature guarantee or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney and contains a signature guarantee, duly authorized in writing and the Registrar received the following documentation (all of which may be submitted by facsimile):

            (i) in the case of Definitive Notes that are Transfer Restricted Securities, such request shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Transfer Restricted Security is being transferred to NEHC or any of its Subsidiaries, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                  (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto); or

                  (C) if such Transfer Restricted Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 904 under the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto);

                  (D) if such Transfer Restricted Security is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto), a certification substantially in the form of EXHIBIT C hereto, and, if such transfer is in respect of an aggregate principal amount of Notes of less than $100,000, an Opinion of Counsel acceptable to NEHC that such transfer is in compliance with the Securities Act; or

                  (E) if such Transfer Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of EXHIBIT B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to NEHC and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

      (c) Transfer of a Beneficial Interest in a Rule 144A Global Note or Regulation S Permanent Global Note for a Definitive Note.

            (i) Any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Cedel, if applicable), from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

                  (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of EXHIBIT B-4 hereto);

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto);

                  (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if NEHC so requests), a certification to that effect from such Holder (in substantially the form of EXHIBIT B-4 hereto) and a certificate from the applicable transferee (in substantially the form of EXHIBIT C hereto); or

                  (D) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of EXHIBIT B-4 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to NEHC and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Note Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Note Custodian, cause the aggregate principal amount of Rule 144A Global Notes or Regulation S Permanent Global Notes, as applicable, to be reduced accordingly and, following such reduction, NEHC shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

            (ii) Definitive Notes issued in exchange for a beneficial interest in a Rule 144A Global Note or Regulation S Permanent Global Note, as applicable, pursuant to this Section 2.06(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Following any such issuance of Definitive Notes, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer.

      (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a

Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

      (e) Transfer and Exchange of a Definitive Note for Beneficial Interests in a Global Note. A Definitive Note may not be transferred or exchanged for a beneficial interest in a Global Note.

      (f) Authentication of Definitive Notes in Absence of Depositary. If at any time:

            (i) the Depositary for the Notes notifies NEHC that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by NEHC within 90 days after delivery of such notice; or

            (ii) NEHC, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then NEHC shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

      (g) Legends.

            (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Note certificate evidencing Global Notes and Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend (the "Private Placement Legend") in substantially the following form:

                  "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF NEHC THAT
                  (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (l)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE

                  501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR"), THAT PRIOR TO SUCH TRANSFER, FURNISHED THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO NEHC THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE
                  (b), (c), (d) OR (e), BASED UPON AN OPINION OF COUNSEL IF NEHC SO REQUESTS), (2) TO NEHC OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

            (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                  (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring holder substantially in the form of EXHIBIT B-4 hereto; and

                  (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of EXHIBIT B-4 hereto).

            (iii) Upon any sale or transfer of a Transfer Restricted Security
                  (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to NEHC and the Registrar in form and substance reasonably acceptable to NEHC and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

                  (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                  (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof.

            (iv) Notwithstanding the foregoing, upon the consummation of the Exchange Offer in accordance with the Registration Rights Agreement, NEHC shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in aggregate principal amount equal to the principal amount of the Restricted Beneficial Interests tendered for acceptance by persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Notes or (z) Persons who are affiliates (as defined in Rule 144) of NEHC and accepted for exchange in the Exchange Offer and (ii) Definitive Notes that do not bear the Private Placement Legend in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly and NEHC shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

            (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global
Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Notes Custodian, at the direction of the Trustee, to reflect such reduction.

            (i) General Provisions Relating to Transfers and Exchanges.

                        (i) To permit registrations of transfers and exchanges, NEHC shall execute and the Trustee shall authenticate Global Notes and Definitive Notes at the Registrar's request.

                        (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but NEHC may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.10,
                              4.14 and 9.05 hereto).

                        (iii) All Global Notes and Definitive Notes issued upon
                              any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of NEHC, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                        (iv) The Registrar shall not be required: (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of fifteen (15) Business Days before the day of any selection of Notes for redemption under Section
                              3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part, or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

                        (v) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and NEHC may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and neither the Trustee, any Agent nor NEHC shall be affected by notice to the contrary.

                        (vi) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

SECTION 2.07. REPLACEMENT NOTES.

      If any mutilated Note is surrendered to the Trustee, or NEHC and the Trustee receives evidence to their satisfaction of the destruction, loss or theft of any Note, NEHC shall issue and the Trustee, upon the written order of NEHC signed by an Officer of NEHC, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or NEHC, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and NEHC to protect NEHC, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. NEHC and the Trustee may charge for their expenses in replacing a Note.

      Every replacement Note is an additional obligation of NEHC and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08. OUTSTANDING NOTES.

      The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this
Section 2.08 as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because NEHC or an Affiliate of NEHC holds the Note.

      If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

      If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

      If the Paying Agent (other than NEHC, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.09. TREASURY NOTES.

      In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by NEHC, or by any Affiliate of NEHC shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes shown on the Trustee's register as being owned shall be so disregarded. Notwithstanding the foregoing, Notes that are to be acquired by NEHC or an Affiliate of NEHC pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by such entity until legal title to such Notes passes to such entity.

SECTION 2.1O. TEMPORARY NOTES.

      Until Definitive Notes are ready for delivery, NEHC may prepare and the Trustee shall authenticate temporary Notes upon a written order of NEHC signed by an Officer of NEHC. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that NEHC considers appropriate for temporary Notes. Without unreasonable delay, NEHC shall prepare and the Trustee shall upon receipt of a written order of NEHC signed by an Officer authenticate Definitive Notes in exchange for temporary Notes.

      Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11. CANCELLATION.

      NEHC at any time may deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder or which NEHC may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. All Notes surrendered for registration of transfer, exchange or payment, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. Subject to Section 2.07 hereof, NEHC may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to NEHC, unless by a written order, signed by an Officer of NEHC, NEHC shall direct that cancelled Notes be returned to it.

SECTION 2.12. DEFAULTED INTEREST.

      If NEHC defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five (5) Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.01 hereof. NEHC shall fix or cause to be fixed each such special record date and payment date, and shall promptly thereafter, notify the Trustee of any such date. At least fifteen
(15) days before the special record date, NEHC (or the Trustee, in the name and at the expense of NEHC) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13. RECORD DATE.

      The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316 (c).

SECTION 2.14. COMPUTATION OF INTEREST.

      Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 2.15. CUSIP NUMBER.

      NEHC in issuing the Notes may use a "CUSIP" number, and if it does so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. NEHC shall promptly notify the Trustee of any change in the CUSIP number.

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

SECTION 3.01. NOTICES TO TRUSTEE.

      If NEHC elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date (unless a shorter period is acceptable to the Trustee) an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

      If NEHC is required to make an offer to purchase Notes pursuant to Section
4.10 or 4.14 hereof, it shall furnish to the Trustee, at least 45 days before the scheduled purchase date, an Officers' Certificate setting forth (i) the section of this Indenture pursuant to which the offer to purchase shall occur,
(ii) the terms of the offer, (iii) the principal amount of Notes to be purchased, (iv) the purchase price, (v) the purchase date and (vi) and further setting forth a statement to the effect that (a) NEHC or one its Subsidiaries has affected an Asset Sale and there are Excess Proceeds aggregating more than $15.0 million or (b) a Change of Control has occurred, as applicable.

SECTION 3.02. SELECTION OF NOTES T0 BE REDEEMED OR PURCHASED.

      If less than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Notes of $1,000 or less shall he redeemed in part. Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notices of redemption may not be conditional. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

SECTION 3.03. NOTICE OF REDEMPTION.

      At least 30 days but not more than 60 days before a redemption date, NEHC shall mail or cause to be mailed by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed.

      The notice shall identify the Notes to be redeemed and shall state:

            (1)   the redemption date;

            (2) the redemption price for the Notes and accrued interest, and Liquidated Damages, if any;

            (3) if any Note is being redeemed in part, the portion of the principal amount of such Notes to be redeemed and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon surrender of the original Note;

            (4)   the name and address of the Paying Agent;

            (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (6) that, unless NEHC defaults in making such redemption payment, interest and Liquidated Damages, if any, on Notes called for redemption ceases to accrue on and after the redemption date;

            (7) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

            (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

      At NEHC's request, the Trustee shall give the notice of redemption in NEHC's name and at NEHC's expense; provided, however, that NEHC shall have delivered to the Trustee, at least 45 days prior to the redemption date (or such shorter period as shall be acceptable to the Trustee), an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in the notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note shall not affect the validity of the proceeding for the redemption of any other Note.

SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.

      Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price plus accrued and unpaid interest and Liquidated Damages, if any, to such date. A notice of redemption may not be conditional.

SECTION 3.05. DEPOSIT OF REDEMPTION OR PURCHASE PRICE.

      On or before 10:00 a.m. (New York City time) on each redemption date or the date on which Notes must be accepted for purchase pursuant to Section 4.10 or 4.14, NEHC shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued and unpaid interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased on that date. The Trustee or the Paying Agent shall promptly return to NEHC upon its written request any money deposited with the Trustee or the Paying Agent by NEHC in excess of the amounts necessary to pay the redemption price of (including any applicable premium), accrued interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased.

      If Notes called for redemption or tendered in an Asset Sale Offer or Change of Control Offer are paid or if NEHC has deposited with the Trustee or Paying Agent money sufficient to pay the redemption or purchase price of, unpaid and accrued interest and Liquidated Damages, if any, on all Notes to be redeemed or purchased, on and after the redemption or purchase date interest and Liquidated Damages, if any, shall cease to accrue on the Notes or the portions of Notes called for redemption or tendered and not withdrawn in an Asset Sale Offer or Change of Control Offer (regardless of whether certificates for such securities are actually surrendered). If a Note is redeemed or purchased on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of NEHC to comply with the preceding paragraph, interest shall be paid on the unpaid principal and Liquidated Damages, if any, from the redemption or purchase date until such principal and Liquidated Dames, if any, is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case, at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.06. NOTES REDEEMED IN PART.

      Upon surrender of a Note that is redeemed in part, NEHC shall issue and, upon NEHC's written request, the Trustee shall authenticate for the Holder at the expense of NEHC a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07. OPTIONAL REDEMPTION.

      (a) Except as set forth in the next paragraph, the Notes will not be redeemable at NEHC's option prior to July 15, 2002. Thereafter, the Notes will be subject to redemption at any time at the option of NEHC, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

             Year                                               Percentage

             2002 .............................................  106.188%
             2003 .............................................  104.125%
             2004 .............................................  102.063%
             2005 and thereafter ..............................  100.000%

      (b) Notwithstanding the foregoing, at any time NEHC may redeem the Notes, in whole but not in part, at the option of NEHC, at a redemption price of 112.375% of the Accreted Value (determined at the date of redemption), with the net cash proceeds of a Public Equity Offering; provided that such redemption shall occur within 45 days of the date of the closing of such Public Equity Offering.

SECTION 3.08. MANDATORY REDEMPTION.

      Except as set forth under Sections 3.09, 4.10 and 4.14 hereof, NEHC shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 3.09. REPURCHASE OFFERS.

      In the event that NEHC shall be required to commence an offer to all Holders to repurchase Notes (a "Repurchase Offer") pursuant to Section 4.10 hereof, an "Excess Proceeds Offer," or pursuant to Section 4.14 hereof, a "Change of Control Offer," NEHC shall follow the procedures specified below.

      A Repurchase Offer shall commence no earlier than 30 days and no later than 60 days after a Change of Control (unless NEHC is not required to make such offer pursuant to Section 4.14(c) hereof) or an Excess Proceeds Offer Triggering Event (as defined below), as the case may be, and remain open for a period of twenty (20) Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five (5) Business Days after the termination of the Offer Period (the "Purchase Date"), NEHC shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.10 hereof, in the case of an Excess Proceeds Offer, or 4.14 hereof, in the case of a Change of Control Offer (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Repurchase Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

      If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest and Liquidated Damages, if any, shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest or Liquidated Damages, if any, shall be payable to Holders who tender Notes pursuant to the Repurchase Offer.

      Upon the commencement of a Repurchase Offer, NEHC shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to such Repurchase Offer. The Repurchase Offer shall be made to all Holders. The notice, which shall govern the terms of the Repurchase Offer, shall describe the transaction or transactions that constitute the Change of Control or Excess Proceeds Offer Triggering Event, as the case may be and shall state:

      (a) that the Repurchase Offer is being made pursuant to this Section 3.09 and Section 4.10 or 4.14 hereof, as the case may be, and the length of time the Repurchase Offer shall remain open;

      (b) the Offer Amount, the purchase price and the Purchase Date;

      (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

      (d) that, unless NEHC defaults in making such payment, any Note accepted for payment pursuant to the Repurchase Offer shall cease to accrue interest and Liquidated Damages, if any, after the Purchase Date;

      (e) that Holders electing to have a Note purchased pursuant to a Repurchase Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note, duly completed, or transfer by book-entry transfer, to NEHC, the Depositary, or the Paying Agent at the address specified in the notice not later than the close of business on the last day of the Offer Period;

      (f) that Holders shall be entitled to withdraw their election if NEHC, the Depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

      (g) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, NEHC shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by NEHC so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

      (h) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

      On or before 10:00 a.m. (New York City time) on each Purchase Date, NEHC shall irrevocably deposit with the Trustee or Paying Agent in immediately available funds the aggregate purchase price with respect to a principal amount of Notes equal to the Offer Amount, together with accrued and unpaid interest and Liquidated Damages, if any, thereon, to be held for payment in accordance with the terms of this Section 3.09. On the Purchase Date, NEHC shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Repurchase Offer, or if less than the Offer Amount has been tendered, all Notes tendered, (ii) deliver or cause the Paying Agent or depository, as the case may be, to deliver to the Trustee Notes so accepted and (iii) deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by NEHC in accordance with the terms of this Section
3.09. NEHC,
the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than three (3) Business Days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by NEHC for purchase, plus any accrued and unpaid interest and Liquidated Damages, if any, thereon, and NEHC shall promptly issue a new Note, and the Trustee, shall authenticate and mail or deliver such new Note, to such Holder, equal in principal amount to any unpurchased portion of such Holder's Notes surrendered. Any Note not so accepted shall be promptly mailed or delivered by NEHC to the Holder thereof. NEHC shall publicly announce in a newspaper of general circulation or in a press release provided to a nationally recognized financial wire service the results of the Repurchase Offer on the Purchase Date.

      Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01, 3.02, 3.05 and 3.06 hereof.

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.01. PAYMENT OF NOTES.

      NEHC shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. NEHC shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement. Principal, premium and Liquidated Damages, if any, and interest, shall be considered paid for all purposes hereunder on the date the Paying Agent if other than NEHC or a Subsidiary thereof holds, as of 10:00 a.m. (New York City time) money deposited by NEHC in immediately available funds and designated for and sufficient to pay all such principal, premium and Liquidated Damages, if any, and interest, then due.

      NEHC shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1 % per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY.

      NEHC shall maintain in the Borough of Manhattan, the City of New York an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon NEHC in respect of the Notes and this Indenture may be served. NEHC shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time NEHC shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

      NEHC may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve NEHC of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New

York for such purposes. NEHC shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      NEHC hereby designates the Corporate Trust Office of the Trustee as one such office or agency of NEHC in accordance with Section 2.03 hereof.

SECTION 4.03. COMMISSION REPORTS.

      From and after the earlier of the effective date of the Exchange Offer Registration Statement or the effective date of the Shelf Registration Statement, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, NEHC shall furnish to the Holders of Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if NEHC were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by NEHC's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if NEHC were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, NEHC shall file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) within the time periods that would have been applicable had NEHC been subject to such rules and regulations and make such information available to securities analysts and prospective investors upon request. In addition, NEHC has agreed that, for so long as any Notes remain outstanding, it shall furnish to the Holders, to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. NEHC shall at all times comply with TIA ss. 314(a).

      The financial information to be distributed to Holders of Notes shall be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Notes maintained by the Registrar, within 90 days after the end of NEHC's fiscal years and within 45 days after the end of each of the first three quarters of each such fiscal year.

      NEHC shall provide the Trustee with a sufficient number of copies of all reports and other documents and information and, if requested by NEHC, the Trustee will deliver such reports to the Holders under this Section 4.03.

SECTION 4.04. COMPLIANCE CERTIFICATE.

      NEHC shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of NEHC and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture (including, with respect to any Restricted Payments made during such year, the basis upon which the calculations required by Section 4.07 hereof were computed, which calculations may be based on NEHC's latest available financial statements), and further stating, as to each such Officer signing such certificate, that, to the best of his or her knowledge, each entity has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action NEHC is taking or proposes to take with respect thereto) and that, to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of, premium or Liquidated Damages, if any, or interest on the Notes is prohibited or if such event has occurred, a description of the event and what action NEHC is taking or proposes to take with respect thereto.

      So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, in connection with the year-end financial statements delivered pursuant to Section 4.03 hereof, NEHC shall use its best efforts to deliver a written statement of NEHC's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that NEHC has violated any provisions of Article Four or Section 5.01 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that such written statement of NEHC's independent public accountants cannot be obtained, NEHC shall deliver an Officers' Certificate certifying that it has used its best efforts to obtain such statements and was unable to do so.

      NEHC shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action NEHC is taking or proposes to take with respect thereto.

SECTION 4.05. TAXES.

      NEHC shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency all material taxes, assessments and governmental levies, except such as are contested in good faith and by appropriate proceedings and with respect to which appropriate reserves have been taken in accordance with GAAP.

SECTION 4.06. STAY, EXTENSION AND USURY LAWS.

      NEHC covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and NEHC (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07. RESTRICTED PAYMENTS.

      From and after the date hereof NEHC shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any other payment or distribution on account of NEHC's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving NEHC) or to the direct or indirect holders of NEHC's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of
NEHC); (ii) purchase, redeem or otherwise acquire or retire for value (including without limitation, in connection with any merger or consolidation involving
NEHC) any Equity Interests of NEHC or any direct or indirect parent of NEHC;
(iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of NEHC that is pari passu with or subordinated to the Notes (other than Notes), except a payment of interest or principal at Stated Maturity; or (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

            (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

            (b) NEHC would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of
      Section 4.09 hereof; and

            (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by NEHC and its Subsidiaries after the date hereof (excluding Restricted Payments permitted by clause (ii) of the next succeeding paragraph), is less than the sum of (i) 50% of the Consolidated Net Income of NEHC for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the date of the Indenture to the end of NEHC's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit), plus (ii) 100% of the aggregate net cash proceeds received by NEHC from the issue or sale since the date of the Indenture of Equity Interests of NEHC (other than Disqualified Stock) or of Disqualified Stock or debt securities of NEHC that have been converted into such Equity Interests (other than Equity Interests (or Disqualified Stock or convertible debt securities) sold to a Subsidiary of NEHC and other than Disqualified Stock or convertible debt securities that have been converted into Disqualified Stock), plus (iii) to the extent that any Restricted Investment that was made after the date of the Indenture is sold for cash or otherwise liquidated or repaid for cash, the lesser of (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment plus (iv) if any Unrestricted Subsidiary (A) is redesignated as a Restricted Subsidiary, the fair market value of such redesignated Subsidiary (as determined in good faith by the Board of Directors) as of the date of its redesignation or (B) pays any cash dividends or cash distributions to NEHC or any of its Restricted Subsidiaries, 50% of any such cash dividends or cash distributions made after the date hereof.

      The foregoing provisions shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions hereof; (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any pari passu or subordinated Indebtedness or Equity Interests of NEHC in exchange for, or out of the net cash proceeds of the substantially concurrent sale or issuance (other than to a Restricted Subsidiary of NEHC) of, other Equity Interests of NEHC (other than any Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) (ii) of the preceding paragraph; (iii) the defeasance, redemption, repurchase or other acquisition of pari passu or subordinated Indebtedness with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;
(iv) the payment of any dividend by a Restricted Subsidiary of NEHC to the holders of its Equity Interests on a pro rata basis; (v) the declaration or payment of dividends to Holberg for expenses incurred by Holberg in its capacity as a holding company that are attributable to the operations of NEHC and its Restricted Subsidiaries, including, without limitation, (a) customary salary, bonus and other benefits payable to officers and employees of Holberg, (b) fees and expenses paid to members of the Board of Directors of Holberg, (c) general corporate overhead expenses of Holberg, (d) foreign, federal, state or local tax liabilities paid by Holberg, (e) management, consulting or advisory fees paid to Holberg not to exceed $1.0 million in any fiscal year, and (f) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of NEHC or Holberg held by any member of NEHC's (or any of its Restricted Subsidiaries') management pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of the Indenture; provided, however, the aggregate amount paid pursuant to the foregoing clauses (a) through (f) does not exceed $10.0 million in any fiscal year; (vi) Investments in any Person (other than NEHC or a Wholly-Owned Restricted Subsidiary) engaged in a Permitted Business in an amount not to exceed $7.0 million; (vii) other Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vii) that are at that time outstanding, not to exceed $3.0 million; (viii) Permitted Investments; (ix) payments to Holberg pursuant to the tax sharing agreement among Holberg and other members of the affiliated corporations of which Holberg is the common parent; (x) non-cash accretions to the liquidation value of shares of Senior Exchangeable Preferred Stock and shares of Junior Exchangeable Preferred Stock, and any payment in kind dividends with respect to any of the foregoing; (xi) any exchange of shares of Senior Exchangeable Preferred Stock and Junior Exchangeable Preferred Stock for 131/2 % Subordinated Exchange Debentures due 2009, or 15% Subordinated Exchange Debentures due 2009, as the case may be, pursuant to the terms of the Senior Exchangeable Preferred Stock or Junior Exchangeable Preferred Stock, as the case may be; and (xii) other Restricted Payments in an aggregate amount not to exceed $15.0 million.

      The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default; provided that in no event shall the business currently operated by the Company be transferred to or held by an Unrestricted Subsidiary. For purposes of making such determination, all outstanding Investments by NEHC and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under the first paragraph of this covenant. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the fair market value of such Investments at the time of such designation (as determined in good faith by the Board of Directors). Such designation shall only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

      The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by NEHC or such Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined in good faith by the Board of Directors whose resolution with respect thereto shall be delivered to the Trustee such determination to be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $10.0 million. Not later than the date of making any Restricted Payment, NEHC shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by the covenant "Restricted Payments" were computed, together with a copy of any fairness opinion or appraisal required by the Indenture.

SECTION 4.08. DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED
              SUBSIDIARIES.

      NEHC shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i)(a) pay dividends or make any other distributions to NEHC or any of its Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any indebtedness owed to NEHC or any of its Restricted Subsidiaries, (ii) make loans or advances to NEHC or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to NEHC or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) Existing Indebtedness as in effect on the date hereof, (b) the New Credit Facility as in effect as of the date hereof, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive in the aggregate (as determined by the Credit Agent in good faith) with respect to such dividend and other payment restrictions than those contained in the New Credit Facility as in effect on the date hereof, (c) this Indenture and the Notes, (d) any applicable law, rule, regulation or order, (e) any instrument governing Indebtedness or Capital Stock of a Person acquired by NEHC or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms hereof to be incurred, (f) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (g) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, (h) Permitted Refinancing Indebtedness, provided that the material restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced (i) contracts for the sale of assets, including without limitation customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, and (j) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

SECTION 4.09. INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

      NEHC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and NEHC will not issue any Disqualified Stock and will not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that NEHC may incur Indebtedness (including Acquired Debt) or issue shares of Disqualified Stock if the Fixed Charge Coverage Ratio for NEHC's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.0 to 1, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

      The provisions of the first paragraph of this covenant will not apply to the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

      (i) the incurrence by the Restricted Subsidiaries of NEHC of term Indebtedness under the New Credit Facility; provided that the aggregate principal amount of all term Indebtedness outstanding under the New Credit Facility after giving effect to such incurrence does not exceed the aggregate amount of term Indebtedness borrowed under the New Credit Facility on the date hereof less the aggregate amount of all repayments, optional or mandatory, of the principal of any term Indebtedness under the New Credit

Facility (other than repayments that are immediately reborrowed) that have been made since the date hereof; provided, that the foregoing proviso shall not limit the principal amount of Permitted Refinancing Indebtedness that may be incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (i);

      (ii) the incurrence by the Restricted Subsidiaries of NEHC of revolving Indebtedness and letters of credit pursuant to New Credit Facility; provided that the aggregate principal amount of all revolving Indebtedness (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Restricted Subsidiaries of NEHC thereunder) outstanding under the New Credit Facility after giving effect to such incurrence does not exceed $150.0 million; provided that the foregoing proviso shall not limit the amount of Permitted Refinancing Indebtedness that may be incurred to refinance or replace any Indebtedness incurred pursuant to this clause (ii);

      (iii) the incurrence by NEHC and its Restricted Subsidiaries of the Existing Indebtedness;

      (iv) the incurrence by NEHC and its Restricted Subsidiaries of Indebtedness represented by the Notes, the Senior Subordinated Notes and the Senior Subordinated Note Guarantees;

      (v) the incurrence by NEHC or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of NEHC or such Restricted Subsidiary (whether through the direct purchase of assets or the Capital Stock of any Person owning such Assets), in an aggregate principal amount not to exceed $150.0 million;

      (vi) the incurrence by NEHC or any of its Restricted Subsidiaries of Indebtedness in connection with the acquisition of assets or a new Restricted Subsidiary; provided that such Indebtedness was incurred by the prior owner of such assets or such Restricted Subsidiary prior to such acquisition by NEHC or one of its Subsidiaries and was not incurred in connection with, or in contemplation of, such acquisition by NEHC or one of it Subsidiaries; provided further that the principal amount (or accreted value, as applicable) of such Indebtedness, together with any other outstanding Indebtedness incurred pursuant to this clause (vi), does not exceed $7.0 million;

      (vii) the incurrence by NEHC or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness that was permitted by this Indenture to be incurred;

      (viii) the incurrence by NEHC or any of its Restricted Subsidiaries of intercompany Indebtedness between or among NEHC and any of its Wholly Owned Restricted Subsidiaries; provided, however, that (i) if NEHC is the obligor on such Indebtedness and the payee is not a Subsidiary Guarantor, such Indebtedness is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes and (ii)(A) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than NEHC or a Wholly Owned Restricted Subsidiary and (B) any sale or other transfer of any such Indebtedness to a Person that is not either NEHC or a Wholly Owned Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of such Indebtedness by NEHC or such Restricted Subsidiary, as the case may be;

      (ix) the incurrence by NEHC or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging currency risk or interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding;

      (x) the guarantee by NEHC or any of its Restricted Subsidiaries of Indebtedness of NEHC or a Restricted Subsidiary of NEHC that was permitted to be incurred by another provision of this covenant;

      (xi) the incurrence by NEHC's Unrestricted Subsidiaries of Non-Recourse Debt, provided, however, that if any such Indebtedness ceases to be Non-Recourse Debt of an Unrestricted Subsidiary, such event shall be deemed to constitute an incurrence of Indebtedness by a Restricted Subsidiary of NEHC;

      (xii) Asset Sales in the form of Receivables Transactions;

      (xiii) Indebtedness incurred by NEHC or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation to letters of credit in respect to workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

      (xiv) Indebtedness arising from agreements of NEHC or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, asset or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided that the maximum aggregate liability of all such Indebtedness shall at no time exceed 50% of the gross proceeds actually received by NEHC and its Restricted Subsidiaries in connection with such disposition;

      (xv) obligations in respect of performance and surety bonds and completion guarantees provided by NEHC or any Restricted Subsidiary in the ordinary course of business;

      (xvi) any incurrence of Indebtedness permitted by clause (xi) of the exceptions to Section 4.07;

      (xvii) guarantees incurred in the ordinary course of business in an aggregate principal amount not to exceed $7.0 millon at any time outstanding; and

      (xviii) the incurrence by NEHC or any of its Restricted Subsidiaries of additional Indebtedness, including Attributable Debt incurred after the date of the Indenture, in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any other Indebtedness incurred pursuant to this clause (xviii), not to exceed $30.0 million.

      For purposes of determining compliance with this covenant, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (i) through (xviii) above or is entitled to be incurred pursuant to the first paragraph of this Section 4.09, NEHC shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 4.09 and such item of Indebtedness will be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph hereof. Accrual of interest and the accretion of accreted value will not be deemed to be an incurrence of Indebtedness for purposes of this Section 4.09.

SECTION 4.10. ASSETS SALES.

      NEHC shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale other than transfers of Receivables to a Receivables Subsidiary in connection with a Receivables Transaction unless (i) NEHC (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 80% of the consideration therefor received by NEHC or such Restricted Subsidiary is in the form of cash; provided that the amount of (x) any liabilities (as shown on NEHC's or such Restricted Subsidiary's most recent balance sheet), of NEHC or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any guarantee thereof) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases NEHC or such Restricted Subsidiary from further liability and (y) any securities, notes or other obligations received by NEHC or any such Restricted Subsidiary from such transferee that are converted by NEHC or such Restricted Subsidiary into cash within 180 days (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

      Within 360 days after the receipt by NEHC of any Net Proceeds from an Asset Sale, NEHC may apply such Net Proceeds, at its option, to the acquisition of a controlling interest in another business, the making of a capital expenditure or the acquisition of other long-term assets, in each case, in a Permitted Business. Pending the final application of any such Net Proceeds, NEHC may invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales received by NEHC that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $20.0 million, NEHC will be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (if such date of purchase is on or after July 15, 2002), in each case in accordance with the procedures set forth in Section 3.09 hereof. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, NEHC may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

SECTION 4.11. TRANSACTIONS WITH AFFILIATES.

      NEHC shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction") involving consideration in excess of $5.0 million unless (i) such Affiliate Transaction is on terms that are no less favorable to NEHC or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by NEHC or such Restricted Subsidiary with an unrelated Person and (ii) NEHC delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $7.5 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors (if such disinterested members exist) and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving either aggregate consideration in excess of $15.0 million or an aggregate consideration in excess of $10.0 million where there are no disinterested members of the Board of Directors, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing; provided that the following shall not be deemed Affiliate
Transactions: (p) any transaction permitted by the Amended and Restated Investors Agreement dated on or about July 11, 1997, as the same may be from time to time amended, provided that no such amendment materially affects the Notes, (q) any employment agreement entered into by NEHC or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of NEHC or such Restricted Subsidiary, (r) transactions between or among NEHC and/or its Restricted Subsidiaries, (s) Permitted Investments and Restricted Payments that are permitted by the provisions of
Section 4.07 hereof, (t) customary loans, advances, fees and compensation paid to, and indemnity provided on behalf of, officers, directors, employees or consultant of NEHC or any of its Restricted Subsidiaries, (u) annual management fees paid to Holberg not to exceed $5.0 million in any one year, (v) transaction pursuant to any contract or agreement in effect on the date hereof as the same may be amended, modified or replaced from time to time so long as any such amendment, modification or replacement is no less favorable to NEHC and its Restricted Subsidiaries than contract or agreement as in effect on the Issue Date or is approved by a majority of the disinterested directors of NEHC, (w) transactions between NEUC or its Restricted Subsidiaries on the one hand, and Holberg on the other hand, involving the provision of financial or advisory services by Holberg; provided that fees payable to Holberg do not exceed the usual and customary fees for similar services, (x) transactions between NEHC or its Restricted Subsidiaries on the one hand, and DLJ or its Affiliates on the other hand, involving the provision of financial, advisory, lending, placement or underwriting services by DLJ; provided that fees payable to DLJ do not exceed the usual and customary fees of DLJ for similar services, (y) the insurance arrangements between NEHC and its Subsidiaries and an Affiliate of Holberg that are not less favorable to NEHC or any of its Subsidiaries than those that are in effect on the date hereof provided such arrangements are conducted in the ordinary course of business consistent with past practices, and (z) payments under the tax sharing agreement among Holberg and other members of the affiliated group of corporations of which it is the common parent.

SECTION 4.12. LIENS.

      NEHC shall not and shall not permit any of its Restricted Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind securing trade payables or Indebtedness of NEHC that is subordinate to or pari passu with the Notes (other than Permitted Liens) upon any of their property or assets, now owned or hereafter acquired.

SECTION 4.13. SALE AND LEASEBACK TRANSACTIONS.

      NEHC shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that NEHC may, and may permit its Restricted Subsidiaries to, enter into a sale and leaseback transaction if (i) NEHC could have (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to Section 4.09 hereof and (b) incurred a Lien to secure such Indebtedness pursuant to Section 4.12 hereof, (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and NEHC, to the extent it receives the proceeds of such transaction, applies the proceeds of such transaction in compliance with, Section 4.10 hereof.

SECTION 4.14. OFFER TO PURCHASE UPON CHANGE OF CONTROL.

      Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require NEHC to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (if such date of purchase is after July 15, 2002) (the "Change of Control Payment")~ Within 30 days following any Change of Control, NEHC will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), pursuant to the procedures required by
Section 3.09 hereof and described in such notice. NEHC shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

      On the Change of Control Payment Date, NEHC shall, to the extent lawful,
(1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by NEHC. The Paying Agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof.

      The Change of Control provisions described above will be applicable whether or not any other provisions of this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders of the Notes to require that NEHC repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

      NEHC shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by NEHC and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTiON 4.15. CORPORATE EXISTENCE.

      Subject to Section 4.14 and Article 5 hereof, as the case may be, NEHC shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each of its Subsidiaries in accordance with the respective organizational documents (as the same may be amended from time to time) of NEHC or any such Subsidiary and the rights (charter and statutory), licenses and franchises of NEHC and its Subsidiaries; provided that NEHC shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors of NEHC shall determine that the preservation thereof is no longer desirable in the conduct of the business of NEHC and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.16. LIMITATION ON ISSUANCES OF CAPITAL STOCK OF WHOLLY OWNED
              RESTRICTED SUBSIDIARIES.

      NEHC (i) shall not, and shall not permit any Wholly Owned Restricted Subsidiary of NEHC to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Wholly Owned Subsidiary of NEHC to any Person (other than NEHC or a Wholly Owned Restricted Subsidiary of NEHC), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and (b) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with Section 4.10 hereof and (ii) will not permit any Wholly Owned Restricted Subsidiary of NEHC to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person other than to NEHC or a Wholly Owned Restricted Subsidiary of NEHC.

SECTION 4.17 BUSINESS ACTIVITIES.

      NEHC shall not, and shall not permit any Restricted Subsidiary to, engage in any business other than a Permitted Business, except to such extent as would not be material to NEHC and its Restricted Subsidiaries taken as a whole.

SECTION 4.18. PAYMENT FOR CONSENTS.

      Neither NEHC nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions hereof or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                    ARTICLE 5
                                   SUCCESSORS

SECTION 5.01. MERGER, CONSOLIDATION OF SALE OF ASSETS.

      NEHC shall not consolidate or merge with or into (whether or not NEHC is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another corporation, Person or entity unless
(i) NEHC is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than NEHC) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the entity or Person formed by or surviving any such consolidation or merger (if other than NEHC) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of NEHC under the Notes and this Indenture; (iii) immediately after such transaction no Default or Event of Default exists; (iv) except in the case of a merger of NEHC with or into a Wholly Owned Restricted Subsidiary of NEHC, NEHC or the entity or Person formed by or surviving any such consolidation or merger (if other than NEHC), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in the first paragraph of the
Section 4.09 hereof.

SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of NEHC in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which NEHC is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation and not to NEHC), and shall exercise every right and power of NEHC under this Indenture with the same effect as if such successor Person had been named as NEHC herein; provided, that, (i) solely for the purposes of computing Consolidated Net Income for purposes of clause (b) of the first paragraph of Section 4.07 hereof, the Consolidated Net Income of any person other than NEHC and its Subsidiaries shall be included only for periods subsequent to the effective time of such merger, consolidation, combination or transfer of assets; and (ii) in the case of any sale, assignment, transfer, lease, conveyance, or other disposition of less than all of the assets of the predecessor Company, the predecessor Company shall not be released or discharged from the obligation to pay the principal of or interest and Liquidated Damages, if any, on the Notes.

                                    ARTICLE 6

                              DEFAULTS AND REMEDIES

SECTION 6.01. EVENTS OF DEFAULT

      Each of the following constitutes an "Event of Default":

      (i) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the Notes;

      (ii) default in payment when due of principal of or premium, if any, on the Notes;

      (iii) failure by NEHC to comply with the provisions described under Sections 4.10 or 4.14 or Article 5 hereof;

      (iv) failure by NEHC for 30 days after notice from the Trustee or at least 25% in principal amount of the Notes then outstanding to comply with the provisions described under Sections 4.07 or 4.09 hereof;

      (v) failure by NEHC for 60 days after notice from the Trustee or at least 25% in principal amount of the Notes then outstanding to comply with any of its other agreement in this Indenture or the Notes;

      (vi) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by NEHC or any of its Subsidiaries (or the payment of which is guaranteed by NEHC or any of its Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date hereof, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more;

      (vii) failure by NEHC or any of its Subsidiaries to pay final judgments aggregating in excess of $50 million, which judgments are not paid, discharged or stayed for a period of 60 days;

     (viii) NEHC or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

                        (a)   commences a voluntary case,

                        (b) consents to the entry of an order for relief against it in an involuntary case,

                        (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                        (d) makes a general assignment for the benefit of its creditors, or

                        (e) generally is not paying its debts as they become due; or

      (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                        (a) is for relief against NEHC or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                        (b) appoints a Custodian of NEHC or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of the property of the Company or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

                        (c) orders the liquidation of NEHC or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

            and the order or decree remains unstayed and in effect for 60 consecutive days.

      The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 6.02. ACCELERATION.

      If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Upon such declaration, the principal of (or, if prior to July 15, 2002, the Accreted Value of), premium, if any, and accrued and unpaid interest on the Notes shall be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default as described in clause (viii) or (ix) of Section 6.01 hereof, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture.

      In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of NEHC with the intention of avoiding payment of the premium that NEHC would have had to pay if NEHC then had elected to redeem the Notes pursuant to the optional redemption provisions of Section 3.07(a) hereof, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an Event of Default occurs prior to July 15, 2002 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of NEHC with the intention of avoiding the prohibition on redemption of the Notes prior to July 15, 2002, then the amount payable in respect of such Notes for purposes of this paragraph for each of the twelve-month periods beginning on July 15 of the years indicated below shall be set forth below, expressed as percentages of the Accreted Value and Liquidated Damages, if any, to the date of payment:

      Year                                                      Percentage
      ----                                                      ----------

      1997 ....................................................  112.375%
      1998 ....................................................  111.138%
      1999 ....................................................  109.900%
      2000 ....................................................  108.663%
      2001 ....................................................  107.425%

SECTION 6.03. OTHER REMEDIES.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, interest and Liquidated Damages, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

      The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     NEHC is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and NEHC is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

SECTION 6.04. WAIVER OF PAST DEFAULTS.

     The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under this Indenture (including any acceleration (other than an automatic acceleration) resulting from an Event of Default under clause (viii) or (ix) of
Section 6.01 hereof) except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes (other than as a result of an acceleration), which shall require the consent of all of the Holders of the Notes then outstanding.

SECTION 6.05. CONTROL BY MAJORITY.

     The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust power conferred on it. However, (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs. Notwithstanding any provision to the contrary in this Indenture, the Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request of any Holder of Notes, unless such Holder shall offer to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

SECTION 6.06. LIMITATION ON SUITS.

     A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

     (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default or the Trustee receives such notice from NEHC;

     (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

     (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

     (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

     (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.


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

     A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.07. RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

     Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, interest, and Liquidated Damages, if any, on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08. COLLECTION SUIT BY TRUSTEE.

     If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against NEHC for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

     The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to NEHC (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other securities or property payable or deliverable upon the conversion or exchange of the Notes or on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10. PRIORITIES.

     If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First: to the Trustee, its agents and attorneys for amounts due under
Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, interest, and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, interest, and Liquidated Damages, if any, respectively;

          Third: without duplication, to the Holders for any other Obligations owing to the Holders under this Indenture and the Notes; and

          Fourth: to NEHC or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11. UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                    ARTICLE 7
                                     TRUSTEE

SECTION 7.01. DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the


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

               requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

     (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with NEHC. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02. RIGHTS OF TRUSTEE.

     (a) The Trustee may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, the Trustee may consult with counsel of the Trustee's own choosing and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.


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

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

     (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from NEHC shall be sufficient if signed by an Officer of NEHC.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner of Notes and may otherwise deal with NEHC or any Affiliate of NEHC with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04. TRUSTEE'S DISCLAIMER.

     The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for NEHC's use of the proceeds from the Notes or any money paid to NEHC or upon NEHC's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05. NOTICE OF DEFAULTS.

     If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note pursuant to Section 6.01(i) or (ii) hereof, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA section 313(a) (but if no event described in TIA section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA section 313(b). The Trustee shall also transmit by mail all reports as required by TIA section 313(c).

     A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to NEHC and filed with the Commission and each stock exchange on which NEHC has informed the Trustee in writing the Notes are listed in accordance with TIA section 313(d). NEHC shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

SECTION 7.07. COMPENSATION AND INDEMNITY.

     NEHC shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. NEHC shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     NEHC shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against NEHC (including this Section 7.07) and defending itself against any claim (whether asserted by NEHC or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify NEHC promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify NEHC shall not relieve NEHC of its obligations hereunder. NEHC shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and NEHC shall pay the reasonable fees and expenses of such counsel. NEHC need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The obligations of NEHC under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     To secure NEHC's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal, interest and Liquidated Damages, if any, on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (viii) or (ix) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

     The Trustee shall comply with the provisions of TIA section 313(b)(2) to the extent applicable.

SECTION 7.08. REPLACEMENT OF TRUSTEE.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

     The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying NEHC. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and NEHC in writing. NEHC may remove the Trustee if:


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

     (a)  the Trustee fails to comply with Section 7.10 hereof;

     (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

     (c) a Custodian or public officer takes charge of the Trustee or its property; or

     (d)  the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, NEHC shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by NEHC.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, NEHC, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10 hereof, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to NEHC. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and the duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, NEHC's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee or any Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee or any Agent, as applicable.

SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

     There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities. The Trustee and its direct parent shall at all times have a combined capital surplus of at least $50.0 million as set forth in its most recent annual report of condition.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA sections 310(a)(l), (2) and (5). The Trustee is subject to TIA section 310(b).

SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST NEHC.

     The Trustee is subject to TIA section 311(a), excluding any creditor relationship listed in TIA section 311(b). A Trustee who has resigned or been removed shall be subject to TIA section 311(a) to the extent indicated therein.

                                    ARTICLE 8
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

     NEHC may, at the option of their respective Boards of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

SECTION 8.02. LEGAL DEFEASANCE AND DISCHARGE.

     Upon NEHC's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, NEHC shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their respective obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that NEHC shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section
8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their respective other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of NEHC, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest and Liquidated Damages, if any, on such Notes when such payments are due from the trust referred to in Section 8.04(a); (b) NEHC's obligations with respect to such Notes under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10 and 4.02
hereof; (c) the rights, powers, trusts, duties and immunities of the Trustee including without limitation thereunder Section 7.07, 8.05 and 8.07 hereof and NEHC's obligations in connection therewith and (d) the provisions of this
Article 8. Subject to compliance with this Article 8, NEHC may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03. COVENANT DEFEASANCE.

     Upon NEHC's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, NEHC shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 3.09, 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13, 4.14, 4.15, 4.16, 4.17 and 5.01 hereof with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, NEHC or any of its Subsidiaries may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon NEHC's exercise under
Section 8.01 hereof of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(iii) through (v) hereof shall not constitute Events of Default.

SECTION 8.04. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

     The following shall be the conditions to the application of either Section
8.02 or 8.03 hereof to the outstanding Notes:

     In order to exercise either Legal Defeasance or Covenant Defeasance:

     (a) NEHC must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium and Liquidated Damages, if any, and interest on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and NEHC must specify whether the Notes are being defeased to maturity or to a particular redemption date;

     (b) in the case of an election under Section 8.02 hereof, NEHC shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that (A) NEHC has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the outstanding Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

     (c) in the case of an election under Section 8.03 hereof, NEHC shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes shall not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

     (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

     (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this

          Indenture) to which NEHC or any of its Subsidiaries is a party or by which NEHC or any of its Subsidiaries is bound;

     (f) NEHC shall have delivered to the Trustee an opinion of counsel to the effect that after the 91st day following the deposit, the trust funds shall not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

     (g) NEHC shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by NEHC with the intent of preferring the Holders of Notes over the other creditors of NEHC with the intent of defeating, hindering, delaying or defrauding creditors of NEHC or others; and

     (h) NEHC shall have delivered to the Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST;
              OTHER MISCELLANEOUS PROVISIONS.

     Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including NEHC acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

     NEHC shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

     Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to NEHC from time to time upon the written request of NEHC and be relieved of all liability with respect to any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06. REPAYMENT TO NEHC.

     Any money deposited with the Trustee or any Paying Agent, or then held by NEHC, in trust for the payment of the principal of, premium, if any, interest or Liquidated Damages, if any, on any Note and remaining unclaimed for one year after such principal, and premium, if any, or interest or Liquidated Damages, if any, has become due and payable shall be paid to NEHC on its written request or (if then held by NEHC) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to NEHC for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of NEHC as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of NEHC cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to NEHC.

SECTION 8.07 REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of NEHC under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if NEHC makes any payment of principal of, premium, if any, interest or Liquidated Damages, if any, on any Note following the reinstatement of its obligations, NEHC shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01. WITHOUT CONSENT OF HOLDERS OF THE NOTES.

     Notwithstanding Section 9.02 of this Indenture, without the consent of any Holder of Notes NEHC and the Trustee may amend or supplement this Indenture or the Notes:

     (a)  to cure any ambiguity, defect or inconsistency;

     (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

     (c) to provide for the assumption of NEHC's obligations to the Holders of the Notes in the case of a merger, or consolidation pursuant to
          Article 5 hereof;

     (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Notes; or

     (e) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

     Upon the written request of NEHC accompanied by a resolution of its Board of Directors of NEHC authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with NEHC in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02. WITH CONSENT OF HOLDERS OF NOTES.

     Except as provided below in this Section 9.02, this Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer, for Notes), and any existing default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with or a tender offer or exchange offer for the Notes).

     Upon the request of NEHC accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with NEHC in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such amended or supplemental indenture.

     It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment, supplement or waiver under this Section 9.02 becomes effective, NEHC shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of NEHC to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

     Subject to Sections 6.02, 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may amend or waive compliance in a particular instance by NEHC with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, or waiver may not (with respect to any Note held by a non-consenting Holder):

     (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to Sections 3.09, 4.10 and 4.14 hereof);

     (c) reduce the rate of or change the time for payment of interest on any Note;

     (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

     (e)  make any Note payable in money other than that stated in the Notes;

     (f)  make any change in Section 6.04 or 6.07 hereof;

     (g) waive a redemption or repurchase payment with respect to any Note (other than a payment required by Section 4.10 or 4.14 hereof); or

     (h)  make any change in the amendment and waiver provisions of this Article
          9.

SECTION 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.

     Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. When an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

     NEHC may, but shall not be obligated to, fix a record date for determining which Holders of the Notes must consent to such amendment, supplement or waiver. If NEHC fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of Notes furnished for the Trustee prior to such solicitation pursuant to Section 2.05 hereof or (ii) such other date as NEHC shall designate.

SECTION 9.05. NOTATION ON OR EXCHANGE OF NOTES.

     The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. NEHC in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

     Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

     The Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. NEHC may not sign an amendment or supplemental indenture until their respective Boards of Directors approve it. In signing or refusing to sign any amended or supplemental indenture the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section 11.04 hereof, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon NEHC in accordance with its terms.

                                   ARTICLE 10
                                  MISCELLANEOUS

SECTION 10.01. TRUST INDENTURE ACT CONTROLS.

     If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA section 318(c), the imposed duties shall control.

SECTION 10.02. NOTICES.

     Any notice or communication by NEHC, the Subsidiary Guarantors or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

     If to NEHC:

          Nebco Evans Holding Company
          545 Steamboat Road
          Greenwich, Connecticut 06830
          Telecopier No.: (203) 661-5756
          Attention: Secretary

     With a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 West 52nd Street
          New York, New York 10019-6188
          Telecopier No.: (212) 403-2000
          Attention: Adam O. Emmerich

     If to the Trustee:

          State Street Bank and Trust Company
          P.O. Box 230177
          Hartford, Connecticut 06123-0177
          Telecopier No.: (860) 986-7920
          Attention: Corporate Trust Department

     NEHC or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

     All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier promising next Business Day delivery.

     Any notice or communication to a Holder shall be mailed by first class mail or by overnight air courier promising next Business Day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If NEHC mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 10.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES.

     Holders may communicate pursuant to TIA section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. NEHC, the Trustee, the Registrar and anyone else shall have the protection of TIA section 312(c).

SECTION 10.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any request or application by NEHC to the Trustee to take any action under this Indenture (other than the initial issuance of the Senior Discount Notes), NEHC shall furnish to the Trustee upon request:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 10.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA section 314(a)(4)) shall comply with the provisions of TIA section 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 10.06. RULES BY TRUSTEE AND AGENTS.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND
               STOCKHOLDERS.

     No director, officer, employee, incorporator or stockholder of NEHC, as such, shall have any liability for any obligations of NEHC or any Subsidiary Guarantor under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 10.08. GOVERNING LAW.

     THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES.

SECTION 10.09. No ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret any other indenture, loan or debt agreement of NEHC or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.10. SUCCESSORS.

     All agreements of NEHC in this Indenture and the Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

SECTION 10.11. SEVERABILITY.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.12. COUNTERPART ORIGINALS.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 10.13. TABLE OF CONTENTS, HEADINGS, ETC.

     The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.


                         [Signatures on following page]

                                   SIGNATURES


Dated as of July 11, 1997               NEBCO EVANS HOLDING COMPANY


                                        By:  _______________________________
                                        Name:
                                        Title:


STATE STREET BANK AND TRUST COMPANY,
as Trustee


By:  _______________________________
Name:
Title:

                                    EXHIBIT A

                         (Face of Senior Discount Note)
                     12 3/8% Senior Discount Notes due 2007

No. ___                                                           $_____________
                                                             CUSIP NO. 639515AA3


                           NEBCO EVANS HOLDING COMPANY



promises to pay to ___________________ or registered assigns, the principal sum of ____________ Dollars on July 15, 2007.



                 Interest Payment Dates: July 15 and January 15

                       Record Dates: July 1 and January 1



                                        NEBCO EVANS HOLDING COMPANY


                                        By:  _______________________________
                                        Name:
                                        Title:


This is one of the
Senior Discount Notes referred to in the within-mentioned Indenture:


Dated: ____________

STATE STREET BANK AND TRUST COMPANY,
as Trustee

By: _______________________________


                                      A-1-1

                         (Back of Senior Discount Note)
                     12 3/8% Senior Discount Notes due 2007

     [Unless and until it is exchanged in whole or in part for Senior Discount Notes in definitive form, this Senior Discount Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]1

          [THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF NEHC THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR"), THAT PRIOR TO SUCH TRANSFER, FURNISHED THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO NEHC THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSE (b), (c), (d) or (e), BASED UPON AN OPINION OF COUNSEL IF NEHC SO REQUESTS), (2) TO NEHC OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.]2

--------------------
1. This paragraph should be included only if the Senior Discount Note is issued in global form.

2. This paragraph should be removed upon the exchange of Senior Discount Notes for New Senior Discount Notes in the Exchange Offer or upon the registration of the Senior Discount Notes pursuant to the terms of the Registration Rights Agreement.


                                      A-1-2

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Nebco Evans Holding Company, a Delaware corporation, or its successor ("NEHC"), promises to pay interest on the principal amount of this Senior Discount Note at the rate of 12 3/8% per annum and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. NEHC will pay interest and Liquidated Damages, if any, in United States dollars (except as otherwise provided herein) semi-annually in arrears on July 15 and January 15, commencing on January 15, 2003, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Discount Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 15, 2002; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Senior Discount Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after July 15, 2002), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Senior Discount Notes, in which case interest shall accrue from the date of authentication. NEHC shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Senior Discount Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2. METHOD OF PAYMENT. NEHC will pay interest on the Senior Discount Notes (except defaulted interest) and Liquidated Damages, if any, on the applicable Interest Payment Date to the Persons who are registered Holders of Senior Discount Notes at the close of business on the July 1 or January 1 next preceding the Interest Payment Date, even if such Senior Discount Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Discount Notes shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of NEHC maintained for such purpose within or without the City and State of New York, or, at the option of NEHC, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium and Liquidated Damages, if any, and interest on, all Global Notes and all other Senior Discount Notes the Holders of which shall have provided written wire transfer instructions to NEHC and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent and Registrar. NEHC may change any Paying Agent or Registrar without notice to any Holder. NEHC or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. NEHC issued the Senior Discount Notes under an Indenture dated as of July 11, 1997 ("Indenture") among NEHC and the Trustee. The terms of the Senior Discount Notes include those stated in the Indenture and those made a part of the Indenture by reference to the


                                      A-1-3

     Trust Indenture Act of 1939, as amended (15 U.S. Code sections 77aaa-77bbbb) (the "TIA"). The Senior Discount Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Discount Notes are general unsecured Obligations of NEHC limited to $100,387,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium or Liquidated Damages, if any, and interest on outstanding Senior Discount Notes as set forth in Paragraph 2 hereof.

5.   OPTIONAL REDEMPTION.

          Except as set forth in the next paragraph, the Senior Discount Notes shall not be redeemable at NEHC's option prior to July 15, 2002. Thereafter, the Senior Discount Notes shall be subject to redemption at the option of NEHC, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below together with accrued and unpaid interest and any Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

          Year                                                Percentage
          ----                                                ----------
          2002 ............................................... 106.188%
          2003 ............................................... 104.125%
          2004 ............................................... 102.063%
          2005 and thereafter ................................ 100.000%

          Notwithstanding the foregoing, at any time NEHC may redeem the Senior Discount Notes, in whole but not in part, at the option of NEHC at a redemption price of 112.375% of the Accreted Value (determined at the date of redemption), with the net proceeds of a Public Equity Offering; provided that such redemption shall occur within 45 days of the date of the closing of such Public Equity Offering.

6.   MANDATORY REDEMPTION.

          Except as set forth in paragraph 7 below, NEHC shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Discount Notes.

7.   REPURCHASE AT OPTION OF HOLDER.

     (a) Upon the occurrence of a Change of Control, each Holder of Senior Discount Notes will have the right to require NEHC to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Discount Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of purchase (if such date of purchase is on or after July 15, 2002). Within 30 days following any Change of Control, NEHC will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.


                                      A-1-4

     (b) When the aggregate amount of Excess Proceeds exceeds $20.0 million, NEHC will be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (if such date of purchase is on or after July 15, 2002), in each case in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, NEHC may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

     (c) Holders of the Senior Discount Notes that are the subject of an offer to purchase will receive a Change of Control Offer or Asset Sale Offer from NEHC prior to any related purchase date and may elect to have such Senior Discount Notes purchased by completing the form titled "Option of Holder to Elect Purchase" appearing below.

8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Discount Notes are to be redeemed at its registered address. Senior Discount Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Discount Notes held by a Holder are to be redeemed. On and after the redemption date, interest and Liquidated Damages, if any, ceases to accrue on the Senior Discount Notes or portions thereof called for redemption.

9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Discount Notes are in registered form without coupons in initial denominations of $1,000 and integral multiples of $1,000. The transfer of the Senior Discount Notes may be registered and the Senior Discount Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NEHC may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. NEHC need not exchange or register the transfer of any Senior Discount Note or portion of a Senior Discount Note selected for redemption, except for the unredeemed portion of any Senior Discount Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Discount Notes for a period of 15 days before a selection of Senior Discount Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

10. PERSONS DEEMED OWNERS. The registered Holder of a Senior Discount Note may be treated as its owner for all purposes.

11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to the following paragraphs, the Indenture and the Senior Discount Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Discount Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for Senior Discount Notes), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Senior Discount Notes may be waived with the consent of the Holders of a majority in principal amount of the then


                                      A-1-5
     outstanding Senior Discount Notes (including consents obtained in connection with a tender offer or exchange offer for Senior Discount Notes).

          Without the consent of any Holder of Senior Discount Notes, NEHC and the Trustee may amend or supplement the Indenture or the Senior Discount Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Discount Notes in addition to or in place of certificated Senior Discount Notes, to provide for the assumption of NEHC's or a Subsidiary Guarantor's obligations to Holders of Senior Discount Notes in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of Senior Discount Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to allow any Subsidiary to guarantee the Senior Discount Notes.

12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on or Liquidated Damages, if any, with respect to the Senior Discount Notes; (ii) default in payment when due of the principal of or premium, if any, on the Senior Discount Notes; (iii) failure by NEHC or any Restricted Subsidiary to comply with the provisions described in Sections 4.10, 4.14 or 5.01 of the Indenture; (iv) failure by NEHC or any Restricted Subsidiary for 30 days after notice from the Trustee or at least 25% in principal amount of the Senior Discount Notes to comply with the provisions described in Sections 4.07 and 4.09, of the Indenture;
     (v) failure by NEHC or any Subsidiary for 60 days after notice from the Trustee or the Holders of at least 25% in principal amount of the Senior Discount Notes then outstanding to comply with its other agreements in the Indenture or the Senior Discount Notes; (vi) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by NEHC or any of their its Subsidiaries (or the payment of which is guaranteed by NEHC or any of its Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (A)(i) is caused by a failure to pay when due at final stated maturity (giving effect to any grace period related thereto) any principal of or premium, if any, or interest on such Indebtedness (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and
     (B) in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more; (vii) failure by NEHC or any of its Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid discharged or stayed within 60 days after their entry; and (viii) certain events of bankruptcy or insolvency with respect to NEHC, any of its Significant Subsidiaries or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary.

          If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Senior Discount Notes may declare all the Senior Discount Notes to be due and payable immediately provided, however, that if any Indebtedness or Obligation is outstanding pursuant to the New Credit Facility, upon a declaration of acceleration by the holders of the Senior Discount Notes or the Trustee, all principal and interest under the Indenture shall be due and payable upon the earlier of (x) the day five Business Days after the provision to NEHC, the Credit Agent and the Trustee of such written notice of acceleration or (y) the date of acceleration of any Indebtedness under the New Credit Facility; and provided, further, that in the event of an acceleration based upon an Event of Default set forth in clause (vi) above, such declaration of acceleration shall be automatically


                                      A-1-6
     annulled if the holders of Indebtedness which is the subject of such failure to pay at maturity or acceleration have rescinded their declaration of acceleration in respect of such Indebtedness or such failure to pay at maturity shall have been cured or waived within 30 days thereof and no other Event of Default has occurred during such 30-day period which has not been cured, paid or waived. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to NEHC or any of its Significant Subsidiaries all outstanding Senior Discount Notes will become due and payable without further action or notice. Holders of the Senior Discount Notes may not enforce the Indenture or the Senior Discount Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Discount Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Discount Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.

13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NEHC, the Subsidiary Guarantors or their respective Affiliates, and may otherwise deal with NEHC, the Subsidiary Guarantors or their respective Affiliates, as if it were not the Trustee.

14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder, of NEHC or any Subsidiary Guarantor, as such, shall have any liability for any obligations of NEHC or any Subsidiary Guarantor under the Senior Discount Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Senior Discount Notes by accepting a Senior Discount Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Discount Notes.

15. AUTHENTICATION. This Senior Discount Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of the Senior Discount Notes under the Indenture, Holders of Transferred Restricted Securities (as defined in the Registration Rights Agreement) shall have all the rights set forth in the Registration Rights Agreement, dated as of the date hereof, among NEHC, the Subsidiary Guarantors and the Initial Purchaser (the "Registration Rights Agreement").

18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, NEHC has caused CUSIP numbers to be printed on the Senior Discount Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Discount Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.


                                      A-1-7

          NEHC shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

          Nebco Evans Holding Company
          545 Steamboat Road
          Greenwich, Connecticut 06830
          Telecopy: (203) 661-5756
          Chief Financial Officer


                                      A-1-8

                                 ASSIGNMENT FORM

To assign this Senior Discount Note, fill in the form below: (I) or (we) assign and transfer this Senior Discount Note to


________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)


and irrevocably appoint_________________________________________________________
to transfer this Senior Discount Note on the books of NEHC. The agent may substitute another to act for him.

________________________________________________________________________________

Date: ___________________

                                        Your Signature: ________________________
                                        (Sign exactly as your name appears on
                                        the face of this Senior Discount Note)


                                        Signature Guarantee:


                                      A-1-9

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Senior Discount Note purchased by NEHC pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

     [_] Section 4.10                         [_] Section 4.14

     If you want to elect to have only part of the Senior Discount Note purchased by NEHC pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $_____________

Date: ___________________               Your Signature: ________________________
                                        (Sign exactly as your name appears on
                                        the Senior Discount Note)

                                        Tax Identification No.: ________________

                                        Signature Guarantee.


                                     A-1-10

                SCHEDULE OF EXCHANGES OF SENIOR DISCOUNT NOTES(3)

The following exchanges of a part of this Global Note for other Senior Discount Notes have been made:

------------------------------------------------------------------------------------------------------------------------
                                                                          Principal Amount of    Signature of authorized
                       Amount of decrease in    Amount of increase in       this Global Note      officer of Trustee or
                        Principal Amount of      Principal Amount of    following such decrease    Senior Discount Note
  Date of Exchange        this Global Note         this Global Note          (or increase)              Custodian
------------------------------------------------------------------------------------------------------------------------


-------------------------
3.   This should be included only if the Senior Note is issued in global form.


                                     A-1-11

                                   EXHIBIT A-2
                       (Face of Regulation S Global Note)
                     12 3/8% Senior Discount Notes due 2007

No. ___                                                           $_____________
                                                               CIN NO. U62922AA4



                           NEBCO EVANS HOLDING COMPANY


promises to pay to ___________________ or registered assigns, the principal sum of _________ Dollars on July 15, 2007.



                 Interest Payment Dates: July 15 and January 15

                       Record Dates: July 1 and January 1

                                        NEBCO EVANS HOLDING COMPANY


                                        By:
                                             --------------------------------
                                        Name:
                                        Title:


This is one of the
Senior Discount Notes referred to in the within-mentioned Indenture:


Dated: ____________

STATE STREET BANK AND TRUST COMPANY,
as Trustee


By:
    --------------------------------


                                      A-2-1

                  (Back of Regulation S Temporary Global Note)

                      12 3/8% Senior Discount Note due 2007

      UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR DISCOUNT NOTES IN DEFINITIVE FORM, THIS SENIOR DISCOUNT NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO NEHC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      [THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION S OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION S OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF NEHC THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(l), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR"), THAT PRIOR TO SUCH TRANSFER, FURNISHED THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO NEHC THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND, IN THE CASE OF CLAUSES
(b), (c), (d) or (e), BASED UPON AN OPINION OF COUNSEL IF NEHC SO REQUESTS), (2) TO NEHC OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

      THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SENIOR DISCOUNT NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).


                                     A-2-2

      NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON PRIOR TO THE EXCHANGE OF THIS SENIOR DISCOUNT NOTE FOR A REGULATION S TEMPORARY GLOBAL NOTE AS CONTEMPLATED BY THE INDENTURE.](1)

      Until the Regulation S Temporary Global Note is exchanged for Regulation S Permanent Global Notes, the Holder hereof shall not be entitled to receive payments of interest or Liquidated Damages, if any, hereon although interest and Liquidated Damages, if any, will continue to accrue; until so exchanged in full, the Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Senior Discount Notes under the Indenture.

      The Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of the Regulation S Temporary Global Note for one or more Regulation S Permanent Global Notes or Rule 144A Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note.

      The Regulation S Global Note shall not become valid or obligatory until the certificate of authentication hereon shall have been duly manually signed by the Trustee in accordance with the Indenture. The Regulation S Global Note shall be governed by and construed in accordance with the laws of the State of the New York. All references to "$," "Dollars," "dollars" or "U.S. $" are to such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts therein.

            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. INTEREST. Nebco Evans Holding Company, a Delaware corporation, or its successor ("NEHC"), promises to pay interest on the principal amount of this Senior Discount Note at the rate of l2 3/8% per annum and shall pay the Liquidated Damages, if any, payable pursuant to Section S of the Registration Rights Agreement referred to below. NEHC will pay interest and Liquidated Damages, if any, in United States dollars (except as otherwise provided herein) semi-annually in arrears on July 15 and January 15, commencing on January 15, 2003, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Discount Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from July 15, 2002; provided that if there is no existing Default or Event of Default in the payment of interest, and if this Senior Discount Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date (but after July 15, 2002), interest shall accrue from such next succeeding Interest Payment Date, except in the case of the original issuance of Senior Discount Notes, in which case interest shall accrue from the date of authentication. NEHC shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1 % per annum in excess of the then applicable interest rate on the Senior Discount Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under

----------

(1) These paragraphs should he removed upon the exchange of Regulation S Temporary Global Notes for Regulation S Permanent Global Notes pursuant to the terms of the Indenture.


                                     A-2-3
      any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

      2. METHOD OF PAYMENT. NEHC will pay interest on the Senior Discount Notes (except defaulted interest) and Liquidated Damages, if any, on the applicable Interest Payment Date to the Persons who are registered Holders of Senior Discount Notes at the close of business on the July 1 or January 1 next preceding the Interest Payment Date, even if such Senior Discount Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Senior Discount Notes shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of NEHC maintained for such purpose within or without the City and State of New York, or, at the option of NEHC, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds shall be required with respect to principal of, premium and Liquidated Damages, if any, and interest on, all Global Notes and all other Senior Discount Notes the Holders of which shall have provided written wire transfer instructions to NEHC and the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

      3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, shall act as Paying Agent and Registrar. NEHC may change any Paying Agent or Registrar without notice to any Holder. NEHC or any of its Subsidiaries may act in any such capacity.

      4. INDENTURE. NEHC issued the Senior Discount Notes under an Indenture dated as of July 11, 1997 ("Indenture") among NEHC and the Trustee. The terms of the Senior Discount Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Senior Discount Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Discount Notes are general unsecured Obligations of NEHC limited to $100,387,000 in aggregate principal amount, plus amounts, if any, sufficient to pay premium or Liquidated Damages, if any, and interest on outstanding Senior Discount Notes as set forth in Paragraph 2 hereof.

            5.    OPTIONAL REDEMPTION.

                  Except as set forth in the next paragraph, the Senior Discount
            Notes shall not be redeemable at NEHC's option prior to July 15, 2002. Thereafter, the Senior Discount Notes shall be subject to redemption at the option of NEHC, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below together with accrued and unpaid interest and any Liquidated Damages, if any, thereon to the applicable redemption date,


                                     A-2-4
            if redeemed during the twelve-month period beginning on July 15 of the years indicated below:

            Year                                                    Percentage
            ----                                                    ----------
            2002 ...................................................  106.188%
            2003 ...................................................  104.125%
            2004 ...................................................  102.063%
            2005 and thereafter ....................................  100.000%

                  Notwithstanding the foregoing, at any time NEHC may redeem the
            Senior Discount Notes, in whole but not in part, at the option of NEHC at a redemption price of 112.375% of the Accreted Value (determined at the date of redemption), with the net proceeds of a Public Equity Offering; provided that such redemption shall occur within 45 days of the date of the closing of such Public Equity Offering.

            6.    MANDATORY REDEMPTION.

                  Except as set forth in paragraph 7 below, NEHC shall not be required to make mandatory redemption or sinking fund payments with respect to the Senior Discount Notes.

            7.    REPURCHASE AT OPTION OF HOLDER.


            (a) Upon the occurrence of a Change of Control, each Holder of Senior Discount Notes will have the right to require NEHC to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Senior Discount Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101 % of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 101 % of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, thereon, to the date of purchase (if such date of purchase is on or after July 15,2002). Within 30 days following any Change of Control, NEHC will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control setting forth the procedures governing the Change of Control Offer required by the Indenture.

            (b) When the aggregate amount of Excess Proceeds exceeds $20.0 million, NEHC will be required to make an offer to all Holders of Notes (an "Asset Sale Offer") to purchase the maximum principal amount of Notes that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the Accreted Value thereof on the date of purchase (if such date of purchase is prior to July 15, 2002) or 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (if such date of purchase is on or after July 15, 2002), in each case in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, NEHC may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.


                                     A-2-5

            (c) Holders of the Senior Discount Notes that are the subject of an offer to purchase will receive a Change of Control Offer or Asset Sale Offer from NEHC prior to any related purchase date and may elect to have such Senior Discount Notes purchased by completing the form titled "Option of Holder to Elect Purchase" appearing below.

            8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Discount Notes are to be redeemed at its registered address. Senior Discount Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Senior Discount Notes held by a Holder are to be redeemed. On and after the redemption date, interest and Liquidated Damages, if any, ceases to accrue on the Senior Discount Notes or portions thereof called for redemption.

            9. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Discount Notes are in registered form without coupons in initial denominations of $1,000 and integral multiples of $1,000. The transfer of the Senior Discount Notes may be registered and the Senior Discount Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and NEHC may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. NEHC need not exchange or register the transfer of any Senior Discount Note or portion of a Senior Discount Note selected for redemption, except for the unredeemed portion of any Senior Discount Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Discount Notes for a period of 15 days before a selection of Senior Discount Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            10. PERSONS DEEMED OWNERS. The registered Holder of a Senior Discount Note may be treated as its owner for all purposes.

            11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to the following paragraphs, the Indenture and the Senior Discount Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Senior Discount Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of or, tender offer or exchange offer for Senior Discount Notes), and any existing Default or Event of Default or compliance with any provision of the Indenture or the Senior Discount Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Discount Notes (including consents obtained in connection with a tender offer or exchange offer for Senior Discount Notes).

                        Without the consent of any Holder of Senior Discount
                  Notes, NEHC and the Trustee may amend or supplement the Indenture or the Senior Discount Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Discount Notes in addition to or in place of certificated Senior Discount Notes, to provide for the assumption of NEHC's or a Subsidiary Guarantor's obligations to Holders of Senior Discount Notes in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of Senior Discount Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to allow any Subsidiary to guarantee the Senior Discount Notes.


                                     A-2-6

            12. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest on or Liquidated Damages, if any, with respect to the Senior Discount Notes; (ii) default in payment when due of the principal of or premium, if any, on the Senior Discount Notes;
                  (iii) failure by NEHC or any Restricted Subsidiary to comply with the provisions described in Sections 4.10, 4.14 or 5.01 of the Indenture; (iv) failure by NEHC or any Restricted Subsidiary for 30 days after notice from the Trustee or at least 25% in principal amount of the Senior Discount Notes to comply with the provisions described in Sections 4.07 and 4.09, of the Indenture; (v) failure by NEHC or any Subsidiary for 60 days after notice from the Trustee or the Holders of at least 25% in principal amount of the Senior Discount Notes then outstanding to comply with its other agreements in the Indenture or the Senior Discount Notes; (vi) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by NEHC or any of their its Subsidiaries (or the payment of which is guaranteed by NEHC or any of its Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (A) (i) is caused by a failure to pay when due at final stated maturity (giving effect to any grace period related thereto) any principal of or premium, if any, or interest on such Indebtedness (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity and (B) in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15.0 million or more; (vii) failure by NEHC or any of its Subsidiaries to pay final judgments aggregating in excess of $5.0 million, which judgments are not paid discharged or stayed within 60 days after their entry; and (viii) certain events of bankruptcy or insolvency with respect to NEHC, any of its Significant Subsidiaries or any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary.

                        If any Event of Default occurs and is continuing, the
                  Trustee or the Holders of at least 25 % in principal amount of the then outstanding Senior Discount Notes may declare all the Senior Discount Notes to be due and payable immediately provided, however, that if any Indebtedness or Obligation is outstanding pursuant to the New Credit Facility, upon a declaration of acceleration by the holders of the Senior Discount Notes or the Trustee, all principal and interest under the Indenture shall be due and payable upon the earlier of (x) the day five Business Days after the provision to NEHC, the Credit Agent and the Trustee of such written notice of acceleration or (y) the date of acceleration of any Indebtedness under the New Credit Facility; and provided, further, that in the event of an acceleration based upon an Event of Default set forth in clause (vi) above, such declaration of acceleration shall be automatically annulled if the holders of Indebtedness which is the subject of such failure to pay at maturity or acceleration have rescinded their declaration of acceleration in respect of such Indebtedness or such failure to pay at maturity shall have been cured or waived within 30 days thereof and no other Event of Default has occurred during such 30-day period which has not been cured, paid or waived. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to NEHC or any of its Significant Subsidiaries all outstanding Senior Discount Notes will become due and payable without further action or notice. Holders of the Senior Discount Notes may not enforce the Indenture or the Senior Discount Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Senior Discount Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Senior Discount Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest.


                                     A-2-7

            13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for NEHC, the Subsidiary Guarantors or their respective Affiliates, and may otherwise deal with NEHC, the Subsidiary Guarantors or their respective Affiliates, as if it were not the Trustee.

            14. No RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder, of NEHC or any Subsidiary Guarantor, as such, shall have any liability for any obligations of NEHC or any Subsidiary Guarantor under the Senior Discount Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Senior Discount Notes by accepting a Senior Discount Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Senior Discount Notes.

            15. AUTHENTICATION. This Senior Discount Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            17. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of the Senior Discount Notes under the Indenture, Holders of Transferred Restricted Securities (as defined in the Registration Rights Agreement) shall have all the rights set forth in the Registration Rights Agreement, dated as of the date hereof, among NEHC, the Subsidiary Guarantors and the Initial Purchaser (the "Registration Rights Agreement").

            18. CIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, NEHC has caused CIN numbers to be printed on the Senior Discount Notes and the Trustee may use CIN numbers in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Discount Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                        NEHC shall furnish to any Holder upon written request
                  and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                  Nebco Evans Holding Company
                  545 Steamboat Road
                  Greenwich, Connecticut 06830
                  Telecopy: (203) 661-5756
                  Chief Financial Officer


                                     A-2-8

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Senior Discount Note purchased by NEHC pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

      |_| Section 4.10           |_| Section 4.14

      If you want to elect to have only part of the Senior Discount Note purchased by NEHC pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased:
$______________


Date:____________________        Your Signature:
                                                -------------------------------
                               (Sign exactly as your name appears on the Senior
                                          Discount Note)

                                 Tax Identification No.:_____________

                                 Signature Guarantee.


                                     A-2-9

                     SCHEDULE OF EXCHANGES FOR GLOBAL NOTES

       The following exchanges of a part of this Regulation S Global Note for other Global Notes have been made:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Principal Amount of            Signature of
                    Amount of decrease in    Amount of increase in      this Global Note        authorized  officer of
                     Principal Amount of      Principal Amount of   following such decrease    Trustee or Senior Discount
Date of Exchange      this Global Note         this Global Note         (or increase)               Note Custodian
-----------------------------------------------------------------------------------------------------------------------


                                     A-2-10

                                   EXHIBIT B-1

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
                (Pursuant to Section 2.06(a)(1) of the Indenture)

State Street Bank and Trust Company
777 Main Street, 11th Floor
Hartford, Connecticut 06123-4236

      Re: 12 3/8% Senior Discount Notes due 2007 of Nebco Evans Holding Company

      Reference is hereby made to the Indenture, dated as of July 15, 1997 (the "Indenture"), between Nebco Evans Holding Company, a Delaware corporation (the "NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $ __________________ principal amount of Senior Discount Notes which are evidenced by one or more Rule 144A Global Notes and held with the Depositary in the name of ___________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Discount Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Discount Notes evidenced by one or more Regulation S Global Notes, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Cedel or both.

      In connection with such request and in respect of such Senior Discount Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

      (1) The offer of the Senior Discount Notes was not made to a person in the United States;

      (2)   either:

            (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

            (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;


                                     B-1-1

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

      (4) the transaction is not part of a plan or scheme to evade the registration provisions of the Securities Act; and

      (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Cedel or both.

      Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Senior Discount Notes, the additional restrictions applicable to transfers of interest in the Regulation S Temporary Global Note.

      This certificate and the statements contained herein are made for your benefit and the benefit of NEHC and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Senior Discount Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                     [Insert Name of Transferor]


                                     By:
                                        ------------------------
                                     Name:
                                     Title:

Dated:

cc:   Nebco Evans Holding Company
      Donaldson, Lufkin & Jenrette Securities Corporation


                                     B-1-2

                                   EXHIBIT B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
               (Pursuant to Section 2.06(a)(ii) of the Indenture)

State Street Bank and Trust Company
777 Main Street, 11th Floor
Hartford, Connecticut 06123-4236

      Re: 12 3/8% Senior Discount Notes due 2007 of Nebco Evans Holding Company

      Reference is hereby made to the Indenture, dated as of July 11, 1997 (the "Indenture"), between Nebco Evans Holding Company, a Delaware corporation (the "NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $___________ principal amount of Senior Discount Notes which are evidenced by one or more Regulation S Global Notes and held with the Depositary through Euroclear or Cedel in the name of ________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Senior Discount Notes to a Person who will take delivery thereof in the form of an equal principal amount of Senior Discount Notes evidenced by one or more Rule 144A Global Notes, to be held with the Depositary.

      In connection with such request and in respect of such Senior Discount Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

|_| such transfer is being effected pursuant to and in accordance with Rule l44A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Senior Discount Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Senior Discount Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

|_| such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

|_| such transfer is being effected pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the


                                     B-2-1
      transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Discount Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Discount Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Discount Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| such transfer is being effected pursuant to an effective registration statement under the Securities Act; or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Discount Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to NEHC and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

      and such Senior Discount Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

      Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in 144A Global Senior Discount Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.


                                     B-2-2

      This certificate and the statements contained herein are made for your benefit and the benefit of NEHC and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Senior Discount Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                           [Insert Name of Transferor]


                                     By:
                                        ------------------------
                                     Name:
                                     Title:

Dated:

cc:   Nebco Evans Holding Company
      Donaldson, Lufkin & Jenrette Securities Corporation


                                     B-2-3

                                   EXHIBIT B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                     OF DEFINITIVE SENIOR SUBORDINATED NOTES
                 (Pursuant to Section 2.06(b) of the Indenture)

State Street Bank and Trust Company
777 Main Street, 11th Floor
Hartford, Connecticut 06123-4236

      Re: 12 3/8% Senior Discount Notes due 2007 Nebco Evans Holding Company

      Reference is hereby made to the Indenture, dated as of July 11, 1997 (the "Indenture"), between Nebco Evans Holding Company, a Delaware corporation (the "NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This relates to $ ________ principal amount of Senior Discount Notes which are evidenced by one or more Definitive Senior Discount Notes in the name of ______________ (the "Transferor"). The Transferor has requested an exchange or transfer of such Definitive Senior Discount Note(s) in the form of an equal principal amount of Senior Discount Notes evidenced by one or more Definitive Senior Discount Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Discount Notes, to such Person as the Transferor instructs the Trustee.

      In connection with such request and in respect of the Senior Discount Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Discount Notes"), the Holder of such Surrendered Senior Discount Notes hereby certifies that:

                                   [CHECK ONE]

|_| the Surrendered Senior Discount Notes are being acquired for the Transferor's own account, without transfer;

                                       or

|_|   the Surrendered Senior Discount Notes are being transferred to NEHC;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Discount Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Discount Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each


                                     B-3-1
      such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Discount Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Discount Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Discount Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Discount Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to NEHC and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

      and the Surrendered Senior Discount Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.


                                     B-3-2

      This certificate and the statements contained herein are made for your benefit and the benefit of NEHC and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Senior Discount Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                           [Insert Name of Transferor]


                                     By:
                                        ------------------------
                                     Name:
                                     Title:

Dated:

cc:   Nebco Evans Holding Company
      Donaldson, Lufkin & Jenrette Securities Corporation


                                     B-3-3

                                   EXHIBIT B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                   FROM RULE 144A GLOBAL NOTE OR REGULATION S
                              PERMANENT GLOBAL NOTE
                     TO DEFINITIVE SENIOR SUBORDINATED NOTE
                 (Pursuant to Section 2.06(c) of the Indenture)

State Street Bank and Trust Company
777 Main Street, 11th Floor
Hartford, Connecticut 06123-4236

      Re: 12 3/8% Senior Discount Notes due 2007 Nebco Evans Holding Company

        Reference is hereby made to the Indenture, dated as of July 11, 1997 (the "Indenture"), between Nebco Evans Holding Company, a Delaware corporation (the "NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $____________ principal amount of Senior Discount Notes which are evidenced by a beneficial interest in one or more Rule 144A Global Notes or Regulation S Permanent Global Notes in the name of _________________ (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial interest in the form of an equal principal amount of Senior Discount Notes evidenced by one or more Definitive Senior Discount Notes, to be delivered to the Transferor or, in the case of a transfer of such Senior Discount Notes, to such Person as the Transferor instructs the Trustee.

      In connection with such request and in respect of the Senior Discount Notes surrendered to the Trustee herewith for exchange (the "Surrendered Senior Discount Notes"), the Holder of such Surrendered Senior Discount Notes hereby certifies that:

                                   [CHECK ONE]

|_| the Surrendered Senior Discount Notes are being transferred to the beneficial owner of such Senior Discount Notes;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Senior Discount Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Senior Discount Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting they requirements of Rule 144A;


                                     B-4-1
                                       or

|_| the Surrendered Senior Discount Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

|_| the Surrendered Senior Discount Notes are being transferred pursuant to an exemption under the Securities Act other than Rule 144A, Rule 144 or Rule 904 and the Transferor further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in Global Notes and Definitive Senior Discount Notes bearing the Private Placement Legend and the requirements of the exemption claimed, which certification is supported by (x) if such transfer is in respect of a principal amount of Senior Discount Notes at the time of Transfer of $100,000 or more, a certificate executed by the Transferee in the form of EXHIBIT C to the Indenture, or (y) if such Transfer is in respect of a principal amount of Senior Discount Notes at the time of transfer of less than $100,000, (1) a certificate executed in the form of EXHIBIT C to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that (1) such Transfer is in compliance with the Securities Act and (2) such Transfer complies with any applicable blue sky securities laws of any state of the United States;

                                       or

|_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Senior Discount Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to NEHC and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Senior Discount Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.


                                     B-4-2

      This certificate and the statements contained herein are made for your benefit and the benefit of NEHC and Donaldson, Lufkin & Jenrette Securities Corporation, the initial purchaser of such Senior Discount Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                           [Insert Name of Transferor]


                                     By:
                                        ------------------------
                                     Name:
                                     Title:

Dated:

cc:   Nebco Evans Holding Company
      Donaldson, Lufkin & Jenrette Securities Corporation


                                     B-4-3

                                                                       EXHIBIT C

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

State Street Bank and Trust Company
777 Main Street, 11th Floor
Hartford, Connecticut 06123-4236

      Re: 12 3/8% Senior Discount Notes due 2007 Nebco Evans Holding Company

      Reference is hereby made to the Indenture, dated as of July 11, 1997 (the "Indenture"), between Nebco Evans Holding Company, a Delaware corporation (the "NEHC") and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $___________ aggregate principal amount of:

      (a)   |_| Beneficial interests, or

      (b)   |_| Definitive Senior Discount Notes,

we confirm that:

            1. We understand that any subsequent transfer of the Senior Discount Notes of any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Discount Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the offer and sale of the Senior Discount Notes have not been registered under the Securities Act, and that the Senior Discount Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Senior Discount Notes or any interest therein, (A) we will do so only
(1)(a) to a person who the Seller reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of 144A, (b) in a transaction meeting the requirements of Rule 144 under the Securities Act, (c) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 of the Securities Act, or (d) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel), (2) to NEHC or any of its subsidiaries or (3) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and (B) we will, and each subsequent holder will be required to, notify any purchaser from it of the security evidenced hereby of the resale restrictions set forth in (A) above."

            3. We understand that, on any proposed resale of the Senior Discount Notes or beneficial interests, we will be required to furnish to you and NEHC such certifications, legal opinions and other information as you and NEHC may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Discount Notes purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 50l(a)(l), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Discount Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Senior Discount Notes or beneficial interests therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            6. We are not acquiring the Senior Discount Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any State of the United States.

            You and NEHC are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                     ------------------------------------
                                     [Insert Name of Accredited Investor]


                                     By:
                                        ---------------------------------
                                      Name:
                                      Title:

Dated:_____________, ____

                                   SIGNATURES

Dated as of July 11, 1997                   NEBCO EVANS HOLDING COMPANY


                                            By:    /s/ Raymond E. Marshall
                                               ---------------------------
                                            Name:  Raymond E. Marshall
                                            Title: President

STATE STREET BANK AND TRUST COMPANY
,
as Trustee


By:
   --------------------------------
Name:
Title:

                                   SIGNATURES


Dated as of July 11, 1997                   NEBCO EVANS HOLDING COMPANY


                                            By:
                                               ---------------------------
                                            Name:
                                            Title:

STATE STREET BANK AND TRUST COMPANY
as Trustee


By:    /s/ K.D. Woods
   --------------------------------
Name:  K.D. Woods
Title: Vice President